As filed with the Securities and Exchange Commission on November 21, 2011

1933 Act File No. 2-89729
1940 Act File No. 811-03980

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
  UNDER THE SECURITIES ACT OF 1933  ☒

  Pre-Effective Amendment No.  ☐

  Post-Effective Amendment No. 94  ☒

and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

  ACT OF 1940  ☒

  Amendment No. 97  ☒

Morgan Stanley
Institutional Fund Trust

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue
New York, New York 10036

(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 296-6970

Stefanie V. Chang Yu, Esq.
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

It is proposed that this filing will become effective (check appropriate box)

Immediately upon filing pursuant to paragraph (b)

On (date) pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(1)

On (date) pursuant to paragraph (a)(1)

X	75 days after filing pursuant to paragraph (a)(2)

On (date) pursuant to paragraph (a)(2) of rule 485.

Amending the Prospectus

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

INVESTMENT MANAGEMENT

The information in this Preliminary Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Preliminary Prospectus is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Morgan Stanley
Institutional Fund Trust

High Yield Portfolio

Share Class	Ticker Symbol
Class I	[•]

Class P	[•]

Class H	[•]

Class L	[•]

Subject to Completion dated November 21, 2011

Prospectus

[______________], 2012

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

High Yield Portfolio Prospectus

_________________, 2012

Portfolio Summary

High Yield Portfolio

Objective

The High Yield Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class H shares, you may qualify for sales charge discounts if the cumulative net asset value ("NAV") of Class H shares of the Portfolio purchased in a single transaction, together with the NAV of all Class H shares of a portfolio of Morgan Stanley Institutional Fund Trust (the "Fund") or of a portfolio of Morgan Stanley Institutional Fund, Inc. held in related accounts, amounts to $50,000 or more. More information about these and other discounts is available from your financial adviser and in the "Purchasing Class H Shares" section on page 15 of this Prospectus.

Shareholder Fees
(fees paid directly from your investment)

	Class I	Class P	Class H	Class L
Maximum sales charge (load) imposed on purchases*	None	None	3.50%	None

Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P	Class H	Class L
Advisory Fee	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fee	None	0.25%	0.25%	0.50%
Other Expenses†	0.43%	0.43%	0.43%	0.43%
Total Annual Portfolio Operating Expenses‡	1.03%	1.28%	1.28%	1.53%
Fee Waiver and/or Expense Reimbursement‡	0.33%	0.33%	0.33%	0.33%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement‡	0.70%	0.95%	0.95%	1.20%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I	$72	$224
Class P	$97	$303
Class H‡‡	$444	$642
Class L	$122	$381

*  The sales charge is calculated as a percentage of the offering price. The sales charge is reduced for purchases of $50,000 and over. See "Purchasing Class H Shares."

†  Other expenses have been estimated for the current fiscal year.

‡  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, will not exceed 0.70% for Class I, 0.95% for Class H and Class P and 1.20% for Class L. The fee waivers and/or expense reimbursements are expected to continue for one year or until such time that the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

‡‡  The figures shown reflect the maximum sales charge of 3.50% applicable to purchases of Class H shares. See "Purchasing Class H Shares" for more information.

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect the Portfolio's performance.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in high yield securities (commonly referred to as "junk bonds"). High yield securities are fixed income securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, considered by the Adviser to be of equivalent quality. The average maturity of the Portfolio's investments varies, and there is no limit on the maturity or on the credit quality of any security held by the Portfolio. The Portfolio's securities may include distressed and defaulted securities and mezzanine investments. The Portfolio also may invest in investment grade fixed income securities, including U.S. and foreign government securities, corporate bonds and collateralized bond obligations. The Portfolio may also invest in preferred securities, equity securities and convertible securities.

The Portfolio's investment process starts with top-down macroeconomic analysis to assess the optimal positioning of the Portfolio. The team then applies a combination of quantitative and qualitative filters to identify securities that meet the team's investment

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criteria in terms of competitive position, franchise value and management quality. The investment team's credit analysis focuses on financial risk, business risk, management ability and intentions. Valuation analysis is used to narrow the screened investment universe to a pool of investment candidates who are then assessed in order to determine relative valuation. Finally, the Portfolio is constructed with sector allocation driven primarily from bottom-up security selection. Integral to the Portfolio construction process is the measurement and monitoring of market risk, duration and volatility and credit risk through the use of proprietary risk measures and models.

The Portfolio may invest in public bank loans made by banks or other financial institutions. Public bank loans are privately negotiated loans that are not publicly traded for which information about the issuer has been made publicly available. These public bank loans may be rated investment grade or below investment grade.The Portfolio may also invest in restricted and illiquid securities.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments and other related instruments and techniques. Derivative instruments used by the Portfolio will be counted towards the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

An investment in the Portfolio is subject to risks, and you could lose money on your investment in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective. An investment in the Portfolio is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's principal investment strategies are subject to the following principal risks:

• Fixed Income Securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

• High Yield Securities ("Junk Bonds"). High yield securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest.

Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating and inversely to movements in interest rates. The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

• Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments.

Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Hedging the Portfolio's currency risks through forward foreign currency exchange contracts involves the risk of mismatching the Portfolio's objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated.

• Public Bank Loans. Certain public bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk. These bank loans may exhibit greater price volatility as well.

• Asset-Backed Securities. Asset-backed securities are subject to the risk that consumer laws, legal factors or economic and market factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset.

• Equity Securities. In general, the values of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions.

• Preferred Securities. Preferred stock is issued with a fixed par value and pays dividends based on a percentage of that par value at a fixed rate. As with fixed income securities, which also make fixed payments,

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the market value of preferred stock is sensitive to changes in interest rates. Preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

• Mezzanine Securities. Mezzanine securities carry the risk that the issuer will not be able to meet its obligations and that the equity securities purchased with the mezzanine investments may lose value.

• Distressed and Defaulted Securities. Distressed and defaulted securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Portfolio will generally not receive interest payments on the distressed securities and the principal may also be at risk. These securities may present a substantial risk of default or may be in default at the time of investment, requiring the Portfolio to incur additional costs.

• Liquidity Risk. The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

• Derivatives. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Performance Information

As of the date hereof, the Portfolio has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Portfolio, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Portfolio. Performance information for the Portfolio will be available online at www.morganstanley.com/im.

Investment Adviser

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the High Yield team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Richard Lindquist	Managing Director	Since [_____] 2012

Christian Roth	Managing Director	Since [_____] 2012

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Class P shares and $25,000 for each of Class H and Class L shares of the Portfolio. You may not be subject to the minimum investment requirements under certain circumstances. For more information, please refer to the "Purchasing Class I, Class P and Class L Shares— Share Class Arrangements," "—Other Purchase Information" and "Purchasing Class H Shares" sections beginning on pages 13, 14 and 15, respectively, of this Prospectus.

Class I, Class P and Class L shares may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through the Fund by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary. You may also purchase Class I, Class P and Class L shares by wiring Federal Funds to State Street Bank and Trust Company (the "Custodian").

For more information, please refer to the "Purchasing Class I, Class P and Class L Shares" and "Redeeming Shares" sections beginning on pages 13 and 17, respectively, of this Prospectus.

Class H shares of the Portfolio may be purchased or redeemed by contacting your authorized financial representative.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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Details of the Portfolio

High Yield Portfolio

Objective

The High Yield Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

Approach

The Adviser invests primarily in high yield securities (commonly referred to as "junk bonds"). High yield securities are fixed-income securities rated below Baa by Moody's or below BBB by S&P or Fitch, or, if unrated, considered by the Adviser to be of equivalent quality. The average maturity of the Portfolio's investments varies, and there is no limit on the maturity or on the credit quality of any security held by the Portfolio. The Portfolio's securities may include distressed and defaulted securities and mezzanine investments. The Portfolio also may invest in investment grade fixed income securities, including U.S. and foreign government securities, corporate bonds and collateralized bond obligations.. The Portfolio may also invest in preferred securities, equity securities and convertible securities.

The Portfolio may invest in public bank loans made by banks or other financial institutions. Public bank loans are privately negotiated loans that are not publicly traded for which information about the issuer has been made publicly available. These public bank loans may be rated investment grade or below investment grade.

The Portfolio may purchase certain non-publicly traded "restricted" securities. These securities may include "144A" securities which are exempt from registration and that may only be resold to qualified institutional buyers. The Portfolio may invest up to 15% of its assets in illiquid securities, including restricted securities that are illiquid. The Portfolio may invest an unlimited amount in restricted securities that are considered by the Adviser to be liquid.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, structured investments and other related instruments and techniques.

Process

The Portfolio's investment process starts with top-down macroeconomic analysis to assess the optimal positioning of the Portfolio. The team then applies a combination of quantitative and qualitative filters to identify securities that meet the team's investment criteria in terms of competitive position, franchise value and management quality. The investment team's credit analysis focuses on financial risk, business risk, management ability and intentions. Valuation analysis is used to narrow the screened investment universe to a pool of investment candidates who are then assessed in order to determine relative valuation. Finally, the Portfolio is constructed with sector allocation driven primarily from bottom-up security selection. Integral to the Portfolio construction process is the measurement and monitoring of market risk, duration and volatility and credit risk through the use of proprietary risk measures and models.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in high yield securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Derivative instruments used by the Portfolio will be counted toward the 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

The Portfolio's principal investment strategies are subject to the following principal risks:

The Portfolio is subject to various risks that could adversely affect its NAV and total return. It is possible for an investor to lose money by investing in the Portfolio.

The Portfolio is subject to the risks of investing in fixed income securities. The prices of fixed income securities respond to economic developments,

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High Yield Portfolio Prospectus

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High Yield Portfolio (Cont'd)

particularly interest rate changes, changes in the general level of spreads between U.S. Treasury and non-Treasury securities, and changes in the actual or perceived creditworthiness of the issuer of the fixed income security. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Securities with greater spread durations are likely to be more sensitive to changes in spreads between U.S. Treasury and non-Treasury securities, generally making them more volatile than securities with lesser spread durations. Spread duration measures the change in the value of a security (or portfolio) for a given change in the interest rate spread (difference) between U.S. Treasury and non-Treasury securities. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating and inversely to movements in interest rates. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investing in the Portfolio may be appropriate for you if you are willing to accept the risks associated with high yield securities. High yield securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest.

Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. Prices of fixed income securities generally will move in correlation to changes in an issuer's credit rating and inversely to movements in interest rates. The Portfolio's investments in high yield securities expose it to a substantial degree of credit risk. These investments are considered speculative under traditional investment standards. Prices of high yield securities will rise and fall primarily in response to actual or perceived changes in the issuer's financial health, although changes in market interest rates also will affect prices. High yield securities may experience reduced liquidity and sudden and substantial decreases in price.

Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Portfolio will generally not receive interest payments on the distressed securities and the repayment of principal may also be at risk. These securities may present a substantial risk of default or may be in default at the time of investment. The Portfolio may incur substantial expenses in seeking recovery upon a default in the payment of principal of or interest on its portfolio holdings. If the portfolio company is forced to reorganize or liquidate, the Portfolio may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Certain public bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Portfolio's restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a

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High Yield Portfolio (Cont'd)

greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well.

Asset-backed securities are subject to the risk that consumer laws, legal factors or economic and market factors may result in the collateral backing the securities being insufficient to support payment on the securities. Some asset-backed securities also entail prepayment risk, which may vary depending on the type of asset. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an affect on the U.S. economy or similar issuers located in the United States. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

The Portfolio's investments may be denominated in foreign currencies. As a result, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments. These changes may occur separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Adviser may invest in certain instruments, such as derivatives, and may use certain techniques, such as hedging, to manage these risks. However, the Adviser cannot guarantee that it will be practical to hedge these risks in certain markets or under particular conditions or that it will succeed in doing so.

The Portfolio's investments in restricted and illiquid securities may entail greater risk than investments in publicly traded securities. These securities may be more difficult to sell, particularly in times of market turmoil. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

The prices of equity securities rise and fall in response to events that affect entire financial markets or industries, and to events that affect a particular issuer.

Preferred securities are subject to risks applicable generally to equity securities. In addition, a company's preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt, so the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Preferred securities may pay fixed or adjustable rates of return. Like fixed-income securities, preferred stock generally decreases in value if interest rates rise and increases in value if interest rates fall.

Mezzanine securities generally are rated below investment grade and frequently are unrated and present many of the same risks as senior loans and non-investment grade bonds. However, unlike senior loans, mezzanine securities are not a senior or secondary secured obligation of the related borrower. They typically are the most subordinated debt obligation in an issuer's capital structure. Mezzanine securities also may often be unsecured. Mezzanine securities therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay as scheduled after giving effect to any senior obligations of the related borrower. Mezzanine securities are also expected to be a highly illiquid investment. Mezzanine securities will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or

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High Yield Portfolio Prospectus

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High Yield Portfolio (Cont'd)

limitations upon additional indebtedness. Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Please see "Additional Information about the Portfolio's Investment Strategies and Related Risks" for further information about these and other risks of investing in the Portfolio.

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Additional Information about the Portfolio's Investment Strategies and Related Risks

This section discusses additional information relating to the Portfolio's investment strategies, other types of investments that the Portfolio may make and related risk factors. The Portfolio's investment practices and limitations are also described in more detail in the Statement of Additional Information ("SAI"), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Price Volatility

The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. Over time, equity securities have generally shown gains superior to fixed income securities, although they have tended to be more volatile in the short term. As a result of price volatility, there is a risk that you may lose money by investing in the Portfolio.

Fixed Income Securities

Fixed income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities ("agencies"), corporate bonds and notes, asset-backed securities, mortgage securities, high yield securities, municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

These securities are subject to risks related to changes in interest rates and in the financial health or credit rating of the issuers. The maturity and duration of a fixed income instrument also affects the extent to which the price of the security will change in response to these and other factors. Longer term securities tend to experience larger price changes than shorter term securities because they are more sensitive to changes in interest rates or in the credit ratings of the issuers.

Fixed income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Portfolio may have to reinvest the proceeds at a lower rate of interest.

Duration

The average duration of a portfolio of fixed income securities represents its exposure to changing interest rates. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.

High Yield Securities

Fixed income securities that are not investment grade are commonly referred to as "junk bonds" or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities.

Foreign Securities

Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls, or diplomatic

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High Yield Portfolio Prospectus

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developments that could affect an investing portfolio's investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers, and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than in the United States.

The Portfolio may invest in debt obligations known as "sovereign debt," which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

In connection with their investments in foreign securities, the Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which the Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Portfolio's currency risks involves the risk of mismatching the Portfolio's objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of forward foreign currency exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Emerging Market Securities

Investing in emerging market securities enhances the risks of foreign investing. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. In certain countries, the market may be dominated by a few issuers or sectors. Investment funds and structured investments are mechanisms for U.S. and other investors to invest in certain emerging markets that have laws precluding or limiting direct investments by foreign investors.

Foreign Currency

The Portfolio's investments may be denominated in foreign currencies. The value of foreign currencies fluctuates relative to the value of the U.S. dollar. Since the Portfolio may invest in such non-U.S. dollar-denominated securities and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Portfolio's assets. The Adviser may use derivatives to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Public Bank Loans

Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public bank loans are not registered under the Securities Act of 1933 and are not publicly traded. Bank loans are usually second

9

lien loans, which are lower in priority to senior loans, but have seniority in a company's capital structure to other liabilities, so that the company is required to pay down these second lien loans prior to other lower-ranked claims on their assets. Bank loans normally pay interest at floating rates, and as a result, may protect investors from increases in interest rates.

Certain public bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Portfolio's restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Bank loans are subject to the risk of default in the payment of interest or principal on a loan, which will result in a reduction of income to the Portfolio, and a potential decrease in the Portfolio's NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans that are rated below investment grade share the same risks of other below investment grade securities. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well.

Equity Securities

Equity securities include preferred stock, convertible securities, American Depositary Receipts ("ADRs"), rights, warrants and shares of investment companies. The Portfolio may invest in equity securities that are publicly traded on securities exchanges or over-the-counter or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to sell and their value may fluctuate more dramatically than other securities.

ADRs are U.S. dollar-denominated securities that represent claims to shares of foreign stocks. The Portfolio treats ADRs as U.S. securities for purposes of foreign investment limitations.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the

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risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable U.S. Securities and Exchange Commission (the "Commission") rules and regulations, or may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser seeks to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Portfolio may use include:

Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Portfolio's initial investment in such contracts.

Options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Portfolio. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements currently are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Portfolio or if the reference index, security or investments do not perform as expected. The Portfolio's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Portfolio is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Portfolio would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Portfolio is the seller of a credit default

11

swap contract, it receives the stream of payments but is obligated to pay upon default or similar event of the referenced debt obligation.

Structured Investments. The Portfolio also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Portfolio is relying on the creditworthiness of such counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Temporary Defensive Investments

When the Adviser believes that changes in economic, financial or political conditions warrant, the Portfolio may invest without limit in fixed income securities for temporary defensive purposes that may be inconsistent with the Portfolio's principal investment strategies. If the Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Portfolio's performance. Using defensive investments could cause the Portfolio to fail to meet its investment objective.

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Portfolio Holdings

A description of the policies and procedures of the Fund with respect to the disclosure of the Portfolio's securities is available in the Fund's SAI.

Purchasing Class I, Class P and Class L Shares

Share Class Arrangements

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Class P shares and $25,000 for Class L shares of the Portfolio.

Class I shares are not subject to either a distribution fee or a shareholder servicing fee. Class P shares are subject to a monthly service fee at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class P shares. Class L shares are subject to a monthly distribution fee at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class L shares and a monthly shareholder servicing fee at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class L shares.

General

Shares of the Portfolio may be purchased directly from the Fund or through a financial intermediary. Investors purchasing shares through a financial intermediary may be charged a transaction-based or other fee by the financial intermediary for its services. If you are purchasing shares through a financial intermediary, please consult your intermediary for purchase instructions.

Shares of the Portfolio may, in the Fund's discretion, be purchased with investment securities (in lieu of, or in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for shares of the Portfolio.

Shares of the Portfolio may be purchased at the NAV next determined after we receive your purchase order. The NAV of the Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund may, however, elect to remain open on days when the NYSE is closed or closes early but the primary securities markets on which the Portfolio's securities trade are open, in which case the NAV of the Portfolio will be determined as of the close of such primary securities markets.

To help the Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you is that when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. In accordance with federal law requirements, the Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Initial Purchase by Mail

You may open an account, subject to acceptance by the Fund, by completing and signing an Account Registration Form provided by Morgan Stanley Services Company, Inc. ("Morgan Stanley Services"), the Fund's transfer agent, which you can obtain by calling Morgan Stanley Services at 1-800-548-7786 and mailing it to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804 together with a check payable to Morgan Stanley Institutional Fund Trust.

Please note that payments to investors who redeem shares purchased by check will not be made until payment of the purchase has been collected, which may take up to eight business days after purchase. You can avoid this delay by purchasing shares by wire.

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Initial Purchase by Wire

You may purchase shares of the Portfolio by wiring Federal Funds (monies credited by a Federal Reserve Bank) to the Custodian. You should forward a completed Account Registration Form to Morgan Stanley Services in advance of the wire. See the section below entitled "Valuation of Shares." Instruct your bank to send a Federal Funds wire in a specified amount to the Custodian using the following wire instructions:

State Street Bank and Trust Company

One Lincoln Street
Boston, MA 02111-2101
ABA #011000028
DDA #00575373
Attn: Morgan Stanley Institutional Fund Trust
Subscription Account
Ref: (Portfolio Name, Account Number,
Account Name)

Additional Investments

You may make additional investments of shares at the NAV next determined after the request is received in good order, by mailing a check (payable to Morgan Stanley Institutional Fund Trust) to Morgan Stanley Services at the address noted under Initial Purchase by Mail or by wiring Federal Funds to the Custodian as outlined above.

Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The minimum initial investment in Class I shares, Class P shares or Class L shares may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program. In addition, the minimum initial investment will be waived for: (i) certain retirement plans investing directly with the Fund; (ii) retirement plans investing through certain retirement plan platforms; (iii) certain endowments, foundations and other not for profit entities investing directly with the Fund; (iv) other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; (v) Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for their employees; (vi) the Independent Trustees of the Fund; and (vii) investments made in connection with certain reorganizations as approved by the Adviser. If the value of your account falls below the minimum initial investment amount for Class I shares, Class P shares or Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption. You will be notified prior to any such conversions or redemptions.

Certain patterns of past exchanges and/or purchase or sale transactions involving the Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions.

Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

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Purchasing Class H Shares

Class H shares are available to investors with a minimum investment of $25,000. If the value of your account falls below the minimum initial investment amount for Class H shares as a result of share redemptions, your account may be subject to involuntary redemption. You will be notified prior to any such redemptions. Class H shares are subject to a sales charge equal to a maximum of 3.50% calculated as a percentage of the offering price on a single transaction as shown in the table below. As shown below, the sales charge is reduced for purchases of $50,000 and over. Class H shares are subject to a monthly shareholder services fee at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class H shares.

	Front-End Sales Charge
Amount of Single Transaction	Percentage of Public Offering Price	Approximate Percentage of Net Amount Invested
$25,000 but less than $50,000	3.50%	3.63%
$50,000 but less than $100,000	3.00%	3.09%
$100,000 but less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00%	2.04%
$500,000 but less than $1 million	1.00%	1.01%
$1 million and over	0.00%	0.00%

You may benefit from a reduced sales charge schedule. (i.e., breakpoint discount) for purchases of Class H shares of the Portfolio, by combining, in a single transaction, your purchase with purchases of Class H shares of the Portfolio by the following related accounts:

■  A single account (including an individual, trust or fiduciary account).

■  A family member account (limited to spouse, and children under the age of 21).

■  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

■  Employer sponsored and individual retirement accounts (including IRAs, Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

■  Tax-exempt organizations.

■  Groups organized for a purpose other than to buy mutual fund shares.

In addition to investments of $1 million or more, purchases of Class H shares are not subject to a front-end sales charge for accounts of employees of Morgan Stanley and its subsidiaries, such persons' family members (limited to spouse, and children under the age of 21) and trust accounts for which any such person is a beneficiary.

Combined Purchase Privilege

You will have the benefit of reduced sales charges by combining purchases of Class H shares of the Portfolio for any related account in a single transaction with purchases of Class H shares of another portfolio of the Fund or of a portfolio of Morgan Stanley Institutional Fund, Inc. for the related account or any other related account. For the purpose of this combined purchase privilege, a "related account" is:

■  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

■  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

■  An IRA and single participant retirement account (such as a Keogh).

■  An UGMA/UTMA account.

Right of Accumulation

You may benefit from a reduced sales charge if the cumulative NAV of Class H shares of the Portfolio purchased in a single transaction, together with the NAV of all Class H shares of a portfolio of the Fund or a portfolio of Morgan Stanley Institutional Fund, Inc. held in related accounts, amounts to $50,000 or

15

more. For the purposes of the rights of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

Notification

You must notify your authorized financial representative at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your authorized financial representative or the Fund's transfer agent, Morgan Stanley Services, does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your authorized financial representative of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding Class H shares of the Portfolio or a portfolio of Morgan Stanley Institutional Fund, Inc. held in all related accounts described above at your authorized financial representative, as well as shares held by related parties, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold.

Letter of Intent

The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class H shares of the Portfolio or a portfolio of Morgan Stanley Institutional Fund, Inc. within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Portfolio from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of other Class H shares which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other portfolios of the Fund or of portfolios of Morgan Stanley Institutional Fund, Inc. you currently own acquired in exchange for shares of other portfolios of the Fund or portfolios of Morgan Stanley Institutional Fund, Inc. purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, the Transfer Agent, your authorized financial representative and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your authorized financial representative. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

General

Class H shares of the Portfolio may be purchased by contacting your authorized financial representative who will assist you, step-by-step, with the procedures to invest in Class H shares of the Portfolio.

Class H shares of the Portfolio may, in the Fund's discretion, be purchased with investment securities (in lieu of or, in conjunction with, cash) acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for shares of the Portfolio, taking into account any applicable sales charge.

Class H shares of the Portfolio may be purchased at the NAV (plus any applicable front-end sales charge) next determined after we receive your purchase order. The NAV of the Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund may, however, elect to remain open on days when the NYSE is closed or closes early but the primary securities markets on which the Portfolio's securities trade are open, in which case the NAV of

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the Portfolio will be determined as of the close of such primary securities markets.

Additional Investments

You may make additional investments of shares at the NAV next determined after the request is received, plus any applicable sales charge, by the method described above.

Order Processing Fee

Your financial intermediary may charge processing or other fees in connection with the purchase or sale of shares of the Portfolio. Please consult your authorized financial representative for more information regarding any such fees.

Other Purchase Information

The Fund may suspend the offering of shares, or any class of shares, of the Portfolio or reject any purchase orders when we think it is in the best interest of the Fund. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.

Certain patterns of past exchanges and/or purchase or sale transactions involving the Portfolio may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions.

Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Redeeming Shares

Class I, Class P and Class L

You may redeem Class I, Class P and Class L shares of the Portfolio by mail, or, if authorized, by telephone, at no charge other than as described below. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Shares of the Portfolio will be redeemed at the NAV next determined after the request is received in good order. If you are redeeming shares through a financial intermediary, please consult your intermediary for redemption instructions.

By Mail

Requests should be addressed to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804.

To be in good order, redemption requests must include the following documentation:

(a) A letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which the shares are registered;

(b) The share certificates, if issued;

(c) Any required signature guarantees; and

(d) Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianship, corporations, pension and profit sharing plans and other organizations.

By Telephone

You automatically have telephone redemption and exchange privileges unless you indicate otherwise by checking the applicable box on the new account application form or calling Morgan Stanley Services to opt out of such privileges. You may request a redemption of shares by calling the Fund at 1-800-548-7786 and requesting that the redemption proceeds be mailed or wired to you. You cannot redeem shares by telephone if you hold share certificates for those shares. For your protection when calling the Fund, we will employ reasonable procedures to confirm that redemption instructions

17

communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security number or other tax identification number. Telephone instructions may also be recorded. If reasonable procedures are employed, none of Morgan Stanley, Morgan Stanley Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions and exchanges may not be available if you cannot reach Morgan Stanley Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption and exchange procedures described in this Prospectus. During periods of drastic economic or market changes, it is possible that the telephone privileges may be difficult to implement, although this has not been the case with the Fund in the past. To opt out of telephone privileges, please contact Morgan Stanley Services at 1-800-548-7786.

Class H

You may redeem Class H shares of the Portfolio by contacting your authorized financial representative. The value of shares redeemed may be more or less than the purchase price, depending on the NAV at the time of redemption. Class H shares of the Portfolio will be redeemed at the NAV next determined after the request is received in good order.

General

The Fund will ordinarily pay redemption proceeds within seven business days after receipt of your request. The Fund may suspend the right of redemption or postpone the payment of redemption proceeds at times when the NYSE is closed or under other circumstances in accordance with interpretations or orders of the Commission. The Fund may elect to remain open on days when the NYSE is closed or closes early but the primary securities markets on which the Portfolio's securities trade are open, in which case the NAV of the Portfolio will be determined as of the close of such primary securities markets.

If we determine that it is in the best interest of the Fund or Portfolio not to pay redemption proceeds in cash, we may distribute to you securities held by the Portfolio from which you are redeeming. Such in-kind securities may be illiquid and difficult or impossible for a shareholder to sell at a time and at a price that a shareholder would like. If requested, we will pay a portion of your redemption(s) in cash (during any 90 day period) up to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Redemptions paid in investment securities will give rise to income, gain or loss for income tax purposes in the same manner as redemptions paid in cash. In addition, you may incur brokerage costs and a further gain or loss for income tax purposes when you ultimately sell the securities.

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Frequent Purchases and Redemptions of Shares

Frequent purchases and redemptions of shares by Portfolio shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Portfolio, which may include, among other things, dilution in the value of the Portfolio's shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Portfolio to hold excess levels of cash.

In addition, the Portfolio is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Portfolio's securities trade and the time as of which the Portfolio's NAV is calculated ("time-zone arbitrage"). For example, a market-timer may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio's NAV calculation, that are likely to result in higher prices in foreign markets the following day. The market-timer would redeem the Portfolio's shares the next day when the Portfolio's share price would reflect the increased prices in foreign markets for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price-arbitrage"). Investments in certain fixed income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies.

The Fund discourages and does not accommodate frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, exchanges and redemptions of Portfolio shares are described in the "Purchasing Shares," "General Shareholder Information" and "Redeeming Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries as described below, the Fund's policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at financial intermediaries, such as investment advisers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Portfolio shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Portfolio shares.

Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual ongoing basis. Therefore, with respect to trades that occur through omnibus accounts of financial intermediaries, to some extent, the Fund relies on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. However, the Fund or the Distributor has entered into agreements with financial intermediaries whereby intermediaries are required to provide certain customer identification and transaction information upon the Fund's request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activities.

19

General Shareholder Information

Share Classes

This Prospectus offers Class I, Class P, Class H and Class L shares of the Portfolio, each having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Class I and Class P shares are generally restricted to investments in minimum amounts that are substantially higher than Class H and Class L shares.

Valuation of Shares

The price of the Portfolio's shares (NAV (excluding sales charges)) is based on the value of the Portfolio's securities. The NAV of the Portfolio is determined as of the close of the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund may, however, elect to remain open and price shares of the Portfolio on days where the NYSE is closed but the primary securities markets on which the Portfolio's securities trade remain open, in which case the NAV of the Portfolio will be determined as of the close of such primary securities markets.

The Portfolio values its securities at market value. When no market quotations are readily available for securities, including circumstances under which the Adviser determines that a security's market price is not accurate, we will determine the value for those securities in good faith at fair value using methods approved by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Portfolio's NAV will reflect certain portfolio securities' fair value rather than their market price.

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the Portfolio's portfolio securities may change on days when you will not be able to purchase or sell your shares.

The NAV of each class of shares may differ from that of other classes because of class-specific expenses that each class may pay and the shareholder servicing fees charged to Class P, Class H and Class L shares.

Exchange Privilege

You may exchange Class I, Class P, Class H and Class L shares of the Portfolio of the Fund for the same Class of shares of other available portfolios of the Fund. In addition, you may exchange the Portfolio's Class I, Class P, Class H and Class L shares for Class I, Class P, Class H and Class L shares, respectively, of available portfolios of Morgan Stanley Institutional Fund, Inc. Exchanges are based on the shares' respective NAVs.

To obtain a prospectus for another portfolio, call the Fund at 1-800-548-7786 or contact your financial intermediary. If you purchased Portfolio shares through a financial intermediary, certain portfolios may be unavailable for exchange. Contact your financial intermediary to determine which portfolios are available for exchange. See also "Other Purchase Information" for certain limitations relating to exchanges.

With respect to exchanges of Class I, Class P and Class L shares, you can process your exchange by contacting your financial intermediary. With respect to exchanges of Class I, Class P and Class L shares, you may also send exchange requests by mail to Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804. Exchange requests for these four share classes can also be made by calling 1-800-548-7786. With respect to Class H shares, you can process your exchange by contacting your authorized financial representative.

When you exchange for shares of another portfolio, your transaction will be treated the same as an initial purchase. You will be subject to the same minimum initial investment and account size as an initial purchase. The Fund, in its sole discretion, may waive the minimum initial investment amounts in certain

20

High Yield Portfolio Prospectus

__________, 2012

cases. The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice.

Tax Considerations

As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Portfolio. Unless your investment in the Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell shares, including an exchange to another Morgan Stanley Fund.

Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. It is not anticipated that any portion of the distributions by the Portfolio would qualify for a lower tax rate as qualified dividend income. Further, such distributions are not anticipated to be eligible for a dividends-received deduction for corporate shareholders.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes.

You will be sent a statement (Internal Revenue Service ("IRS") Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.

Taxation of Sales. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your shares.

When you open your account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28% and is scheduled to increase to 31% after 2012). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Dividends and Distributions

The Portfolio normally declares dividends and distributes substantially all of its net investment income to shareholders quarterly.

If any net gains are realized from the sale of underlying securities, the Portfolio normally distributes the gains with the last distributions for the calendar year. All dividends and distributions are automatically paid in additional shares of the Portfolio unless you elect otherwise. If you want to change how your dividends are paid, you must notify the Fund in writing.

21

Fund Management

Adviser

Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley is the direct parent of the Adviser. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2011, the Adviser, together with its affiliated asset management companies, had approximately $[ ] billion in assets under management or supervision.

The Adviser makes investment decisions for the Portfolio and places the Portfolio's purchase and sales orders. The Portfolio, in turn, pays the Adviser an annual advisory fee calculated by applying a quarterly rate. The table below shows the Adviser's annual contractual rate of compensation as a percentage of the Portfolio's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement will be available in the Fund's semi-annual report to shareholders for the fiscal period ending March 31, 2012.

Adviser's Rate of Compensation

High Yield	0.60%

Portfolio Management
High Yield Portfolio

The Portfolio's assets are managed by members of the High Yield team. The team consists of portfolio managers. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Portfolio are Richard Lindquist, a Managing Director of the Adviser and Christian Roth, a Managing Director of the Adviser.

Mr. Lindquist has been associated with the Adviser in an investment management capacity since November 2011. Mr. Lindquist was a Managing Director and Co-head of U.S. High Yield at Guggenheim Partners from April 2009 to November 2011. Prior to April 2009, he was the Head of U.S. and Global High Yield Fixed Income at HSBC Halbis Partners/HSBC Global Asset Management. Mr. Roth has been associated with the Investment Adviser or its investment management affiliates in an investment management capacity since 1991.

All team members are responsible for the execution of the overall strategy of the Portfolio.

The Fund's SAI provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio.

The composition of the team may change from time to time.

Distributor

Shares of the Fund are distributed exclusively through Morgan Stanley Distribution, Inc. ("MSDI"), a wholly-owned subsidiary of the Adviser. MSDI has entered into arrangements with certain financial intermediaries who may accept purchase and redemption orders for shares of the Portfolio on its behalf.

Shareholder Services Plans (Class P and Class H)

The Fund has adopted a Shareholder Services Plan for the Portfolio's Class P shares and a Shareholder Services Plan for the Portfolio's Class H shares, both pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") (together, the "Class P and Class H Service Plans"). Under the Class P and Class H Service Plans, the Portfolio may pay to the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries a monthly service fee at an annual rate of up to 0.25% of the Portfolio's

22

High Yield Portfolio Prospectus

__________, 2012

average daily net assets attributable to Class P shares and Class H shares, respectively. The Distributor may direct that all or any part of these fees be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide shareholder services to investors who purchase Class P and Class H shares. Over time the shareholder servicing fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution and Shareholder Services Plan (Class L)

The Fund has adopted a Distribution and Shareholder Services Plan for the Portfolio's Class L shares pursuant to Rule 12b-1 under the 1940 Act (the "Class L Plan"). Under the Class L Plan, the Portfolio pays the Distributor a monthly distribution fee at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class L shares and a monthly shareholder service fee at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor may direct that all or any part of these fees be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide distribution and/or shareholder support services to investors who purchase Class L shares. Over time the distribution fees and shareholder servicing fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Additional Information

The Adviser and/or Distributor may pay compensation to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of shares of the Portfolio and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Portfolio over other investment options. Any such payments will not change the NAV or the price of Portfolio shares. For more information, please see the Fund's SAI.

23

Financial Highlights

No financial information is provided for the Portfolio because it had not commenced operations as of the date of this Prospectus.

24

Where to Find Additional Information

In addition to this Prospectus, the Fund has a Statement of Additional Information, dated ________, 2012 which contains additional, more detailed information about the Fund and the Portfolio. The Statement of Additional Information is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

The Fund publishes Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") that contain additional information about the Portfolio's investments. In the Fund's Annual Report to Shareholders, when available, you will find a discussion of the market conditions and the investment strategies that significantly affected the Portfolio's performance during the last fiscal year. For additional Fund information, including information regarding the investments comprising the Portfolio, please call the toll-free number below.

You may obtain the Statement of Additional Information and Shareholder Reports, without charge, by contacting the Fund at the toll-free number below or on our internet site at: www.morganstanley.com/im. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary.

Information about the Fund, including the Statement of Additional Information and Shareholder Reports, may be obtained from the Commission in any of the following ways. (1) In person: you may review and copy documents in the Commission's Public Reference Room in Washington D.C. (for information on the operation of the Public Reference Room call 1-202-551-8090); (2) On-line: you may retrieve information from the Commission's web site at http://www.sec.gov; (3) By mail: you may request documents, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520; or (4) By e-mail: you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address: publicinfo@sec.gov.

Morgan Stanley Institutional Fund Trust
c/o Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

For Shareholder Inquiries,
call 1-800-548-7786.

Prices and Investment Results are available at www.morganstanley.com/im.

The Fund's Investment Company Act registration number is 811-03980.

[CODE]

The information in this Preliminary Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Preliminary Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion Dated November 21, 2011

MORGAN STANLEY INSTITUTIONAL FUND TRUST

STATEMENT OF ADDITIONAL INFORMATION

_________, 2012

Morgan Stanley Institutional Fund Trust (the "Fund") is a mutual fund consisting of eight portfolios offering a variety of investment alternatives. This Statement of Additional Information (the "SAI") sets forth information about the Fund applicable to the High Yield Portfolio (the "Portfolio").

Share Class and Ticker Symbol
	Class I	Class P	Class H	Class L
High Yield Portfolio	[ ]	[ ]	[ ]	[ ]

This SAI is not a prospectus but should be read in conjunction with the Fund's prospectus, dated [ ], 2012, as may be supplemented from time to time. To obtain the prospectus, please call Shareholder Services at the number indicated below.

The Portfolio is "diversified" and, as such, the Portfolio's investments are required to meet certain diversification requirements under federal securities laws.

SHAREHOLDER SERVICES: 1-800-548-7786
PRICES AND INVESTMENT RESULTS: WWW.MORGANSTANLEY.COM/IM

-i-

THE PORTFOLIO'S INVESTMENTS AND STRATEGIES

The prospectus describes the investment objective, principal investment strategies and principal risks associated with the Portfolio. The Portfolio may engage in a variety of investment strategies and invest in a variety of securities and other instruments. The following table summarizes the permissible investments for the Portfolio. The table excludes investments that the Portfolio may make solely for temporary defensive purposes. More details about each investment and related risks are provided in the discussion following the table.

High Yield Portfolio
Investments

ADRs	x

Agencies	x

Asset-Backed Securities	x

Borrowing	x

Brady Bonds	x

Cash Equivalents	x

Commercial Paper	x

Convertibles	x

Corporates	x

Depositary Receipts	x

Derivatives	x

Emerging Market Securities	x

Equity Securities	x

Fixed Income Securities	x

Floaters	x

Foreign Currency	x

Foreign Securities	x

Forwards	x

Futures Contracts	x

High Yield Securities	x

Inverse Floaters	x

Investment Companies	x

Investment Funds	x

High Yield Portfolio
Investment Grade Securities	x

Limited Partnerships

Loan Participations and Assignments	x

Mortgage Related Securities	x

—Mortgage-Backed Securities	x

—Collateralized Mortgage Obligations	x

—Stripped Mortgage-Backed Obligations	x

—Commercial Mortgage-Backed Securities	x

Municipals	x

Non-Publicly Traded Securities, Private Placements and Restricted Securities	x

Options	x

Preferred Stock	x

Public Bank Loans	x

Real Estate Investment Trusts	x

Repurchase Agreements	x

Reverse Repurchase Agreements	x

Rights	x

Securities Lending	x

Short Selling	x

Structured Investments	x

Swaps	x

U.S. Government Securities	x

Warrants	x

When Issued and Delayed Delivery Securities and Forward Commitments	x

When, As and If Issued Securities	x

Yankee and Eurobond Obligations	x

Zero Coupons	x

INVESTMENTS AND RISKS

Morgan Stanley Investment Management Inc. is the adviser (the "Adviser") to the Fund.

ADRs: American Depositary Receipts ("ADRs") are dollar-denominated securities which are listed and traded in the United States, but which represent claims to shares of foreign stocks. They are treated as U.S. equity securities for purposes of the Portfolio's investment policies. ADRs may be either sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established by a depositary without participation by the underlying issuer. Holders of unsponsored ADRs generally bear all the costs associated with establishing unsponsored ADRs. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs. ADRs also include American Depositary Shares.

Agencies: Agencies are fixed income securities issued or guaranteed by federal agencies and U.S. Government sponsored instrumentalities. They may or may not be backed by the full faith and credit of the U.S. Government. If they are not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank and others. Certain debt issued by Resolution Funding Corporation has both its principal and interest backed by the full faith and credit of the U.S. Treasury in that its principal is defeased by U.S. Treasury zero coupon issues, while the U.S. Treasury is explicitly required to advance funds sufficient to pay interest on it, if needed. Certain agencies and instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae"), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"), are not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist them in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System, are federally chartered institutions under U.S. Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and The Tennessee Valley Authority.

In September 2008, the U.S. Treasury Department announced that the Government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. In addition, the U.S. Treasury announced additional steps that it intended to take with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac in order to support the conservatorship. No assurance can be given that these initiatives will be successful. The maximum potential liability of the issuers of some U.S. Government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

An instrumentality of the U.S. Government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Fannie Mae.

Asset-Backed Securities: The Portfolio may invest in asset-backed securities. Asset-backed securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio may invest in any type of asset-backed security. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Borrowing. The Portfolio is permitted to borrow money from banks in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"), or the rules and regulations promulgated by the United States Securities and Exchange Commission ("SEC") thereunder. Currently, the 1940 Act permits a fund to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Portfolio may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. The Portfolio will only borrow when the Adviser believes that such borrowings will benefit the Portfolio after taking into account considerations such as interest income and possible gains or losses upon liquidation. The Portfolio will maintain asset coverage in accordance with the 1940 Act.

Borrowing by the Portfolio creates an opportunity for increased net income but, at the same time, creates special risks. For example, leveraging may exaggerate changes in and increase the volatility of the net asset value of Portfolio shares. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities. The use of leverage also may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to maintain asset coverage.

In general, the Portfolio may not issue any class of senior security, except that the Portfolio may (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Portfolio borrowings and in the event such asset coverage falls below 300% the Portfolio will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts and reverse repurchase agreements, provided that the Portfolio earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

Brady Bonds: Brady Bonds are both Emerging Market Securities and Foreign Fixed Income Securities. They are created by exchanging existing commercial bank loans to foreign entities for new obligations for the purpose of restructuring the issuers' debts under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated). They are actively traded in the over-the-counter secondary market. The Portfolio will only invest in Brady Bonds consistent with its quality specifications.

Dollar-denominated, collateralized Brady Bonds may be fixed rate par bonds or floating rate discount bonds. These Brady Bonds are generally collateralized in full as to principal due at maturity by U.S. Treasury Zero Coupon Obligations having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury Zero Coupon Obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments due on the Brady Bonds in the normal course.

Cash Equivalents: Cash equivalents are short-term fixed income securities comprising:

(1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

The Portfolio may invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Euro and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI.

The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 principal amount per certificate (a temporary increase from $100,000, which is due to expire on December 31, 2013) and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Portfolio may purchase.

(2) The Portfolio may invest in commercial paper (see below) rated at time of purchase by one or more nationally recognized statistical rating organizations ("NRSRO") in one of their two highest categories (e.g., A-l or A-2 by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or Prime 1 or Prime 2 by Moody's Investors Service, Inc. ("Moody's")) or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch IBCA, Inc. ("Fitch"));

(3) Short-term corporate obligations rated high-grade at the time of purchase by a NRSRO (e.g., A or better by Moody's, Standard & Poor's or Fitch);

(4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

(5) Government Agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, the Tennessee Valley Authority and others; and

(6) Repurchase agreements collateralized by the securities listed above.

Commercial Paper. Commercial paper refers to short-term fixed income securities with maturities ranging from 1 to 270 days. They are primarily issued by corporations needing to finance large amounts of receivables, but may be issued by banks and other borrowers. Commercial paper is issued either directly or through broker-dealers, and may be discounted or interest-bearing. Commercial paper is unsecured, but is almost always backed by bank lines of credit. Virtually all commercial paper is rated by Moody's or Standard & Poor's.

Commercial paper rated A-1 by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial Paper: See Cash Equivalents.

Convertibles: A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Corporates: Corporate bonds ("Corporates") are fixed income securities issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio will buy Corporates subject to any quality constraints. If the Portfolio holds a security that is downgraded, the Portfolio may retain the security if the Adviser deems retention of the security to be in the best interests of the Portfolio.

Depositary Receipts: Depositary receipts are Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other similar types of depositary shares. Depositary receipts are securities that can be traded in U.S. or foreign securities markets but which represent ownership interests in a security or pool of securities by a foreign or U.S. corporation. Depositary receipts may be sponsored or unsponsored. The depositary of unsponsored depositary receipts may provide less information to receipt holders.

Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing the unsponsored GDRs and EDRs. The depositary of unsponsored GDRs and EDRs is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored GDRs and EDRs voting rights with respect to the deposited securities or pool of securities. GDRs and EDRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, GDRs or EDRs in registered form are designed for use in the U.S. securities market and GDRs or EDRs in bearer form are designed for use in securities markets outside the United States. The Portfolio may invest in sponsored and unsponsored GDRs and EDRs. For purposes of the Fund's investment policies, the Portfolio's investments in GDRs or EDRs will be deemed to be investments in the underlying securities.

Derivatives: The Portfolio may, but is not required to, use various derivatives and related investment strategies as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the Portfolio is a function of numerous variables, including market conditions. The Portfolio complies with applicable regulatory requirements when using derivatives, including the segregation or earmarking of cash or liquid assets when mandated by SEC rules or SEC staff positions. Although the Adviser seeks to use derivatives to further the Portfolio's investment objective, no assurance can be given that the use of derivatives will achieve this result.

General Risks of Derivatives. Derivatives utilized by the Portfolio may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Portfolio may use and the risks of those instruments are described in further detail below. The Portfolio may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Portfolio's investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by the Portfolio will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•  Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Portfolio's interests. The Portfolio bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Portfolio.

•  Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•  Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to the Portfolio.

•  Using derivatives as a hedge against a portfolio investment subjects the Portfolio to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Portfolio incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for "cross hedging" purposes (using a derivative based on one instrument as a hedge for a different instrument) may also involve greater correlation risks.

•  While using derivatives for hedging purposes can reduce the Portfolio's risk of loss, it may also limit the Portfolio's opportunity for gains or result in losses by offsetting or limiting the Portfolio's ability to participate in favorable price movements in portfolio investments.

•  Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that the Portfolio enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Portfolio will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•  The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

•  Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Portfolio may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•  Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission ("CFTC") or the SEC. Instead, such over-the-counter ("OTC") derivatives are entered into directly by the Portfolio and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Portfolio will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Portfolio may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants are not available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse, and as a result the Portfolio would bear greater risk of default by the counterparties to such transactions.

•  The Portfolio may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•  As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•  Certain derivatives may be considered illiquid and therefore subject to the Portfolio's limitation on investments in illiquid securities.

•  Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on the Portfolio's ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•  Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country's economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Portfolio to respond to such events in a timely manner.

Regulatory Matters. As described herein, the Portfolio may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets equal in value to the Portfolio's potential economic exposure under the transaction. The Portfolio will cover such transactions as described herein or in such other manner in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated or earmarked cash or liquid assets and assets held in margin accounts are not otherwise available to the Portfolio for investment purposes. If a large portion of a Portfolio's assets are used to cover derivatives transactions or are otherwise segregated or earmarked, it could affect portfolio management or the Portfolio's ability to meet redemption requests or other current obligations. With respect to derivatives which are cash settled (i.e., have no physical delivery requirement), the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio's daily marked-to-market net obligations (i.e., the Portfolio's daily net liability) under the derivative, if any, rather than the derivative's full notional value or the market value of the instrument underlying the derivative, as applicable. By setting aside assets equal to only its net obligations under cash-settled derivatives, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Portfolio's ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and the rules promulgated thereunder may limit the ability of the Portfolio to enter into one or more exchange-traded or OTC derivatives transactions. In particular, pursuant to authority granted under the Dodd-Frank Act, the CFTC in October 2011 promulgated final rules that impose new federal position limits on listed futures and options contracts on, and economically equivalent OTC derivatives referencing, 28 individual agricultural, metal and energy commodities. The Portfolio's futures and options positions in these 28 contracts will be aggregated with its positions, if any, in economically equivalent OTC derivatives referencing these contracts. These new position limits, which will be imposed on the Portfolio and its counterparties, may impact the Portfolio's ability to invest in futures, options and swaps in a manner that efficiently meets its investment objectives. Derivatives positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

The Portfolio's use of derivatives may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company for U.S. federal income tax purposes.

The CFTC eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Portfolio, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Portfolio may engage in non-hedging transactions involving futures and options thereon except as set forth in the Portfolio's Prospectus or SAI. There is no overall limitation on the percentage of the Portfolio's net assets which may be subject to a hedge position.

Emerging Market Securities: An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market or developing country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in an emerging market or (iii) it is organized under the laws of, or has a principal office in, an emerging market or developing country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market or developing country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance

Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

The economies of individual emerging market or developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market or developing countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitations in other emerging market or developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market or developing countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

Investment in emerging market or developing countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market or developing countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could adversely affect the economies of such countries or the value of the Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

The Portfolio may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

Equity Securities: Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer's equity securities. Equity securities include the following types of instruments, each of which is described in this SAI: ADRs, Common Stock, Convertibles, Investment Companies, Preferred Stock, Limited Partnership Interests, Rights and Warrants.

Fixed Income Securities: Fixed income securities generally represent an issuer's obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk, and spread risk. Fixed income securities include the following types of instruments, each of which is described in this SAI: Agencies, Asset-Backed Securities, Cash Equivalents, Convertibles, Corporates, Floaters, High Yield Securities, Inverse Floaters, Loan Participations and Assignments, Mortgage Related Securities, Municipals, Preferred Stock, Public Bank Loans, Repurchase Agreements, U.S. Government Securities, When, As and If Issued Securities, When-Issued and Delayed Delivery Securities and Forward Commitments, Yankee and Eurobond Obligations and Zero Coupons.

Interest rate risk arises due to general changes in the level of market rates after the purchase of a fixed income security. Generally, the values of fixed income securities vary inversely with changes in interest rates. During periods of falling interest rates, the values of most outstanding fixed income securities generally rise and during periods of rising interest rates, the values of most fixed income securities generally decline. While fixed income securities with longer final maturities often have higher yields than those with shorter maturities, they usually possess greater price sensitivity to changes in interest rates and other factors. Traditionally, the remaining term to maturity has been used as a barometer of a fixed income security's sensitivity to interest rate changes. This measure, however, considers only the time until the final principal payment and takes no account of the pattern or amount of principal or interest payments prior to maturity. Duration combines consideration of yield, coupon, interest and principal payments, final maturity, and call (prepayment) features. Duration measures the likely percentage change in a fixed income security's price for a small parallel shift in the general level of interest rates; it is also an estimate of the weighted average life of the remaining cash flows of a fixed income security. In almost all cases, the duration of a fixed income security is shorter than its term to maturity.

Credit risk, also known as default risk, represents the possibility that an issuer may be unable to meet scheduled interest and principal payment obligations. It is most often associated with corporate bonds, although it can be present in other fixed income securities, as well (note that the market generally assumes that obligations of the U.S. Treasury are free from credit risk). Credit ratings and quantitative models attempt to measure the degree of credit risk in fixed income securities, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk. Other things being equal, fixed income securities with high degrees of credit risk should trade in the market at lower prices (and higher yields) than fixed income securities with low degrees of credit risk.

Prepayment risk, also known as call risk, arises due to the issuer's ability to prepay all or most of the fixed income security prior to the stated final maturity date. Prepayments generally rise in response to a decline in interest rates as debtors take advantage of the opportunity to refinance their obligations. This risk is often associated with mortgage securities where the underlying mortgage loans can be refinanced, although it can also be present in corporate or other types of bonds with call provisions. When a prepayment occurs, the Portfolio may be forced to reinvest in lower yielding fixed income securities. Quantitative models are designed to help assess the degree of prepayment risk, and provide insight as to whether prevailing yield spreads afford sufficient compensation for such risk.

Spread risk is the potential for the value of the Portfolio's assets to fall due to the widening of spreads. Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference (or "spread") between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

Economic, political and other events also may affect the prices of broad fixed income markets, although the risks associated with such events are transmitted to the market via changes in the prevailing levels of interest rates, credit risk, prepayment risk or spread risk.

Floaters: Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floating or variable rate obligations represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under the various foreign investing sections.

Foreign Currency: The Portfolio may regularly transact security purchases and sales in foreign currencies. The Portfolio may hold foreign currency or purchase or sell currencies on a forward basis. See Forwards, below.

Foreign currency warrants. The Portfolio may invest in foreign currency warrants, which entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or the Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case where the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants.

Foreign currency warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

Principal exchange rate linked securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance indexed paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Securities: Foreign securities include Brady Bonds, Depositary Receipts, Emerging Market Securities, Foreign Currency, Foreign Equity Securities (defined below), Foreign Fixed Income Securities (defined below). Investing in foreign securities involves certain special risks not typically associated with investing in domestic securities. Since the securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The Portfolio may enter into forward foreign currency exchange contracts to hedge its holdings and commitments against changes in the level of future currency rates. See Forwards, below. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

As non-U.S. companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic issuers, there may be less publicly available information about certain foreign securities than about domestic securities. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the Portfolio will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Portfolio's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling U.S. securities of equal value.

Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. The Portfolio may be able to claim a credit for U.S. tax purposes with respect to any such foreign taxes.

The Adviser considers an issuer to be from a particular country or geographic region if (i) its principal securities trading market is in that country or geographic region; (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in that country or geographic region; or (iii) it is organized under the laws of, or has a principal office in, that country or geographic region. By applying these tests, it is possible that a particular company could be deemed to be from more than one country or geographic region.

Foreign Equity Securities. Foreign equity securities are equity securities of foreign issuers denominated in foreign currency and traded primarily in non-U.S. markets, including Depositary Receipts.

Foreign Fixed Income Securities. Foreign fixed income securities are fixed income securities which may be U.S. dollar denominated or denominated in a foreign currency, which include: (1) obligations issued or guaranteed by foreign national governments, their agencies, instrumentalities, or political subdivisions; (2) debt securities issued, guaranteed or sponsored by supranational organizations established or supported by several national governments, including the World Bank, the European Community, the Asian Development Bank and others; (3) non-government foreign corporate debt securities; and (4) foreign mortgage securities and various other mortgages and asset-backed securities.

Forwards: A forward foreign currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Portfolio and poorer overall performance for the Portfolio than if it had not entered into currency forward or futures contracts. The Portfolio may enter into forward or futures contracts under various circumstances. The typical use of a forward or futures contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which the Portfolio is holding in its portfolio. By entering into a forward or futures contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Adviser also may from time to time utilize forward or futures contracts for other purposes. For example, they may be used to hedge a foreign security held in the Portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolio may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

The Portfolio will not enter into forward or futures contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.

When required by law, the Portfolio will segregate or earmark cash, U.S. Government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward or futures contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be segregated or earmarked on a daily basis so that the value of such securities will equal the amount of the Portfolio's commitments with respect to such contracts.

The Portfolio may be limited in its ability to enter into hedging transactions involving forward or futures contracts by the Code requirements relating to qualification as a regulated investment company.

Forward and futures contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

Futures Contracts: A futures contract is a standardized agreement to buy or sell a specific quantity of a commodity at a specific price at a specific future time (the "settlement date"). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be "long" the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be "short" the contract. Futures contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad-based securities indexes). In the case of cash-settled futures contracts, the settlement amount is equal to the difference between the reference instrument's price on the last trading day of the contract and the reference instrument's price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit "initial margin" with a futures commission merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, the party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The process is known as "marking-to-market." Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Portfolio.

In addition, the Portfolio may be required to maintain segregated cash or liquid assets in order to cover futures transactions. The Portfolio will segregate or earmark cash or liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Portfolio and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such contract or as otherwise permitted by SEC rules or SEC staff positions. See "Regulatory Matters" below.

Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Portfolio.

•  Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Portfolio would be required to make daily cash payments to maintain its required margin. The Portfolio may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Portfolio could lose margin payments deposited with a futures commission merchant if the futures commission merchant breaches its agreement with the Portfolio, becomes insolvent or declares bankruptcy.

•  Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, the Portfolio could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit the Portfolio's potential losses.

•  Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

High Yield Securities: High yield securities are fixed income securities, generally Corporates, Preferred Stocks and Convertibles, rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated fixed income securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as "junk bonds"

or high yield, high risk securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies. See Appendix B for more information about fixed income security ratings. Investment grade securities that the Portfolio holds may be downgraded to below investment grade by the rating agencies. If the Portfolio holds a security that is downgraded, the Portfolio may choose to retain the security.

While fixed income securities rated below investment grade offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. High yield securities issued under these circumstances pose substantial risks. The price movement of high yield securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds. Compared with investment grade securities, the values of high yield securities tend to be more volatile and may react with greater sensitivity to changes in interest rates.

The high yield market is subject to credit risk. Default rates and recoveries fluctuate, driven by numerous factors including the general economy. In addition, the secondary market for high yield securities is generally less liquid than that for investment grade corporate securities. In periods of reduced market liquidity, high yield bond prices may become more volatile, and both the high yield market and the Portfolio may experience sudden and substantial price declines.

A lower level of liquidity might have an effect on the Portfolio's ability to value or dispose of such securities. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, the Portfolio may find it difficult to value its securities accurately. The Portfolio may also be forced to sell securities at a significant loss in order to meet shareholder redemptions. These factors add to the risks associated with investing in high yield securities.

High yield bonds may also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors.

Certain types of high yield bonds are non-income paying securities. For example, zero coupons pay interest only at maturity and payment-in-kind bonds pay interest in the form of additional securities. Payment in the form of additional securities, or interest income recognized through discount accretion, will, however, be treated as ordinary income which will be distributed to shareholders even though the Portfolio does not receive periodic cash flow from these investments.

Inverse Floaters: Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases.

Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

Inverse floating rate investments are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate investments have varying degrees of liquidity.

Investment Companies: Investment company securities are equity securities and include securities of other open-end, closed-end and unregistered investment companies, including exchange-traded funds. The 1940 Act generally prohibits the Portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Portfolio's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Portfolio may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent the Portfolio invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company's portfolio securities, and a shareholder in the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly the expenses of the purchased investment company.

To the extent permitted by applicable law, the Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, the Portfolio, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests which may result in the Portfolio bearing some additional expenses.

Exchange-Traded Funds ("ETFs"). The Portfolio may invest in shares of various ETFs, including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. Further, certain of the ETFs in which the Fund may invest are leveraged. The more the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

Investment Funds: Some emerging market countries have laws and regulations that currently preclude or limit direct foreign investment in the securities of their companies. However, certain emerging market countries through investment funds permit indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries. The Portfolio that may invest in these Investment Funds will invest in such Investment Funds only where appropriate given that the Portfolio's shareholders will bear indirectly the layer of expenses of the underlying investment funds in addition to their proportionate share of the expenses of the Portfolio.

Investment Grade Securities: Investment grade securities are fixed income securities that are (a) rated by one or more NRSROs in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's or Fitch or Aaa, Aa, A or Baa by Moody's); (b) guaranteed by the U.S. Government or a private issuer; or (c) considered by the Adviser to be investment grade quality. Securities rated BBB or Baa represent the lowest of four levels of investment grade securities and are regarded as borderline between definitely sound obligations and those in which the speculative element begins to predominate. The Portfolio is permitted to hold investment grade securities or "high grade" securities, and may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security. The Adviser may retain securities if their ratings fall below investment grade if it deems retention of the security to be in the best interests of the Portfolio.

Mortgage securities, including mortgage pass-throughs and CMOs, deemed investment grade by the Adviser, will either carry a guarantee from an agency or instrumentality of the U.S. Government or a private issuer of the timely payment of principal and interest (such guarantees do not extend to the market value of such securities or the net asset value per share of the Portfolio) or, in the case of unrated securities, are considered by the Adviser to be investment grade quality.

Leverage Risks: Certain transactions may give rise to a form of leverage. To mitigate leveraging risk, the Portfolio will earmark or segregate liquid assets or otherwise cover the transactions that may give rise to such risk as required by applicable rules and regulatory pronouncements of the SEC. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Loan Participations and Assignments: Loan participations and assignments are fixed income securities. The Portfolio may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer and one or more financial institutions ("Lenders"). The Portfolio's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. In the case of a Participation, the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. If a Lender selling a Participation becomes insolvent, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Adviser to be creditworthy.

When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to those securities for purposes of valuing the Portfolio's holdings and calculating its net asset value.

Participations and Assignments involve a risk of loss in case of default or insolvency of the borrower. In addition, they may offer less legal protection to the Portfolio in the event of fraud or misrepresentation and may involve a risk of insolvency of the Lender. Certain Participations and Assignments may also include standby financing commitments that obligate the Portfolio to supply additional cash to the borrower on demand. Participations involving emerging market country issuers may relate to Loans as to which there has been or currently exists an event of default or other failure to make payment when due, and may represent amounts owed to Lenders that are themselves subject to political and economic risks, including the risk of currency devaluation, expropriation, or failure. Those Participations and Assignments present additional risk of default or loss.

Mortgage Related Securities: Mortgage related securities are securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities include collateralized mortgage obligations and mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government or by private sector entities.

Mortgage-Backed Securities ("MBS"). The Portfolio may invest in mortgage pass-through securities. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates. The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. Government. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although the U.S. Treasury is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. Government securities purchased by the Portfolio, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law.

To the extent the Portfolio invests in mortgage pass-through securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Portfolio may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of MBS and could result in losses to the Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

There are two methods of trading MBS. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA ("To Be Announced") transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBS are traded on a TBA basis.

Collateralized Mortgage Obligations ("CMOs"). The Portfolio may invest in collateralized mortgage obligations ("CMOs"), which are mortgage-backed securities that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

The principal and interest on the underlying collateral may be allocated among the several tranches of a CMO in innumerable ways. In a common CMO structure, the tranches are retired sequentially in the order of their respective stated maturities or final distribution dates (as opposed to the pro-rata return of principal found in traditional pass-through obligations). The fastest-pay tranches would initially receive all principal payments. When those tranches are retired, the next tranches in the sequence receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. In addition, the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property.

The Portfolio may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one tranche. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each tranche which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are a form of parallel pay CMO, with the required principal payment on such securities having the highest priority after interest has been paid to all classes. PAC Bonds generally require payments of a specified amount of principal on each payment date.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities ("SMBS"). A SMBS is a derivative multi-class mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities. To the extent the Portfolio invests in IOs and POs, this increases the risk of fluctuations in the net asset value of the Portfolio.

Commercial Mortgage Backed Securities ("CMBS"). The Portfolio may invest in CMBSs. CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Municipals: Municipal securities are fixed income securities issued by local, state and regional governments that provide interest income which is exempt from federal income taxes. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain industrial development bonds are also considered municipal bonds if their interest is exempt from federal income tax. Industrial development bonds are issued by, or on behalf of, public authorities to obtain funds for various privately-operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewage works. Industrial development bonds are ordinarily dependent on the credit quality of a private user, not the public issuer.

The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes include bond anticipation notes, revenue anticipation notes and tax and revenue anticipation notes. These are short-term debt obligations issued by state and local governments to aid cash flows while waiting for taxes or revenue to be collected, at which time the debt is retired. Other types of municipal notes in which the Portfolio may invest are construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay at its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as the prime lending rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. Each note purchased by the Portfolio will meet the quality criteria set out in the prospectus for the Portfolio.

The yields of municipal bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and Standard & Poor's represent their opinions of the quality of the municipal bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the Adviser to appraise independently the fundamental quality of the bonds held by the Portfolio.

Municipal bonds are sometimes purchased on a "when-issued" or "delayed-delivery" basis, which means the Portfolio has committed to purchase certain specified securities at an agreed upon price when they are issued. The period between commitment date and issuance date can be a month or more. It is possible that the securities will never be issued and the commitment canceled.

From time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolio to achieve its investment objective. In that event, the Fund's Trustees and officers would reevaluate the investment objective and policy and consider recommending to shareholders changes in such objective and policy.

Similarly, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Portfolio to achieve its investment objective.

The Portfolio is eligible to purchase municipal bonds and may also purchase bonds the income on which is subject to the AMT ("AMT bonds"). AMT bonds are tax-exempt private activity bonds issued after August 7, 1986, the proceeds of which are directed, at least in part, to private, for-profit organizations. While the income from AMT bonds is exempt from regular federal income tax, it is a tax preference item in the calculation of the alternative minimum tax. The alternative minimum tax is a special separate tax that applies to some taxpayers who have certain adjustments to income or tax preference items.

Build America Bonds are taxable municipal securities on which the issuer receives federal support of the interest paid. Assuming certain specified conditions are satisfied, issuers of Build America Bonds may either (i) receive reimbursement from the U.S. Treasury with respect to a portion of its interest payments on the bonds ("direct pay" Build America Bonds) or (ii) provide tax credits to investors in the bonds ("tax credit" Build America Bonds). Unlike most other municipal securities, interest received on Build America Bonds is subject to federal and state income tax. Issuance of Build America Bonds ceased on December 31, 2010. The number of Build America Bonds available in the market will be limited, which may negatively affect the value of the Build America Bonds.

Lease Obligations. Included within the revenue bonds category, as noted above, are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments, agencies or authorities issue lease obligations to acquire equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases, and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer), have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

In addition, lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the Portfolio will consider such securities to be illiquid (and subject to the Portfolio's limitation on investing in illiquid securities), the Board has established guidelines to be utilized by the Portfolio in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Non-Publicly Traded Securities, Private Placements and Restricted Securities: The Portfolio may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed and restricted securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Portfolio may be required to bear the expenses of registration.

Options: An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the "option writer") the underlying security at a specified fixed price (the "exercise price") on or prior to a specified date (the "expiration date"). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.

Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, may be settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. The Portfolio may write call and put options. As the writer of a call option, the Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised the Portfolio is not required to deliver the underlying security but retains the premium received.

The Portfolio may only write call options that are "covered." A call option on a security is covered if (a) the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Portfolio in segregated or earmarked cash or liquid assets) upon conversion or exchange of other securities held by the Portfolio; or (b) the Portfolio has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated or earmarked cash or liquid assets.

Selling call options involves the risk that the Portfolio may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, the Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

The Portfolio may write put options. As the writer of a put option, the Portfolio receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Portfolio is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

The Portfolio may only write put options that are "covered." A put option on a security is covered if (a) the Portfolio segregates or earmarks cash or liquid assets equal to the exercise price; or (b) the Portfolio has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated or earmarked cash or liquid assets.

Selling put options involves the risk that the Portfolio may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Portfolio's potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Portfolio's risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

The Portfolio may close out an options position which it has written through a closing purchase transaction. The Portfolio would execute a closing purchase transaction with respect to a call option written by purchasing a call option. The Portfolio would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Portfolio. A closing purchase transaction may or may not result in a profit to the Portfolio. The Portfolio could close out its position as an option writer only if a liquid secondary market exists for options on the same underlying security and having the same exercise price and expiration date as the option written by the Portfolio. There is no assurance that such a market will exist with respect to any particular option.

The writer of an option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require the Portfolio to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Portfolio can realize on an investment, or may cause the Portfolio to hold a security that it might otherwise sell.

Purchasing Options. The Portfolio may purchase call and put options. As the buyer of a call option, the Portfolio pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Portfolio could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to the Portfolio, minus the premium paid. As the buyer of a put option, the Portfolio pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Portfolio could exercise the option and sell the underlying security at an above-market price, which could result in a gain to the Portfolio, minus the premium paid. The Portfolio may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, the Portfolio may sell put or call options that it has purchased at any time prior to such option's expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security's dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to the Portfolio. The Portfolio's ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If the Portfolio does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Portfolio may be unable to enter into closing sale transactions with respect to OTC options.

Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of a index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Portfolio on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, the Portfolio may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. The Portfolio may cover call options written on an index by owning securities whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars or other base currencies. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other base currencies. The price of the option may vary with changes in, among other things, the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, the Portfolio may close out its position in foreign currency options through closing purchase transactions and closing sale transactions provided that a liquid market exists for such options.

Foreign currency options written by the Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•  The exercise of options written or purchased by the Portfolio could cause the Portfolio to sell portfolio securities, thus increasing the Portfolio's portfolio turnover.

•  The Portfolio pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•  The Portfolio's options transactions may be limited by limitations on options positions established by the SEC, CFTC or the exchanges on which such options are traded.

•  The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

•  Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities.

•  The Portfolio is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Portfolio in connection with options transactions.

Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, the Portfolio would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by the Portfolio will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating or earmarking cash or liquid assets. The Portfolio may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Portfolio's futures position.

Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Portfolio may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Portfolio to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Preferred Stock. Preferred stocks are non-voting ownership shares in a corporation which pay a fixed or variable stream of dividends. Preferred stocks have a preference over common stocks in the event of the liquidation of an issuer. Preferred stocks have many of the characteristics of both equity securities and fixed income securities. Therefore, the Portfolio may purchase preferred stocks.

Public Bank Loans. The Portfolio may invest in public loans made by banks or other financial institutions, which may be rated investment grade (Baa or higher by Moody's, BBB or higher by Standard & Poor's) or below investment grade (below Baa by Moody's or below BBB by Standard & Poor's). Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. However, public bank loans are not registered under the 1933 Act, and are not publicly traded. They usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company's capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Portfolio becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Portfolio's restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Portfolio, a reduction in the value of the loan, and a potential decrease in the Portfolio's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

Real Estate Investment Trusts: The Portfolio may invest in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in real estate properties or real estate-related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Operating REITs requires specialized management skills and the Fund indirectly bears REIT management expenses along with the direct expenses of the Fund. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code.

Repurchase Agreements: The Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying securities serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolio follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss.

Reverse Repurchase Agreements: Under a Reverse Repurchase Agreement, the Portfolio sells a security and promises to repurchase that security at an agreed upon future date and price. The price paid to repurchase the security reflects interest accrued during the term of the agreement. The Portfolio will establish a separate custodial account holding cash and other liquid assets in an amount not less than the purchase obligations of the agreement. Reverse Repurchase Agreements may be viewed as a speculative form of borrowing called leveraging. The Portfolio may invest in reverse repurchase agreements if (i) interest earned from leveraging exceeds the interest expense of the original reverse repurchase transaction and (ii) proceeds from the transaction are not invested for longer than the term of the Reverse Repurchase Agreement. See "Leverage Risks," above, for a description of leverage risk.

Rights: Rights are equity securities representing a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public. A stockholder who purchases rights may be able to retain the same ownership percentage after the new stock offering. A right usually enables the stockholder to purchase common stock at a price below the initial offering price. If the Portfolio purchases a right, it takes the risk that the right might expire worthless because the market value of the common stock falls below the price fixed by the right.

Securities Lending: The Portfolio may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. The Fund employs an agent to implement the securities lending program and the agent receives a portion of the fee paid by the Borrower to the Fund for its services.

The Portfolio may lend its portfolio securities so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Portfolio at any time; and (iv) the Portfolio receive a reasonable return on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Portfolio will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board. The Portfolio also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Short Selling: A short sale is a transaction in which the Portfolio sells securities that it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, the Portfolio arranges through a broker to borrow the securities and, in so doing, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Portfolio intends to replace the securities at a lower price and therefore, profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. The Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

The Portfolio secures its obligation to replace the borrowed securities by depositing collateral with the broker, consisting of cash or other liquid securities. The Portfolio also must place in a segregated account with its custodian cash or other liquid securities equal in value to the difference, if any, between (i) the current market value of the securities sold short and (ii) any cash or other liquid securities deposited as collateral with the broker in connection with the short sale. This amount will be adjusted daily to reflect changes in the value of the securities sold short. The Portfolio also can cover its obligations by owning another security (such as a call option) giving it the right to obtain the same kind and amount of the security it sold short.

Short sales by the Portfolio involve certain risks and special considerations. If the Adviser incorrectly predicts that the price of a borrowed security will decline, the Portfolio will have to replace the securities by purchasing them at a higher price than it received from the sale. Therefore, losses from short sales may be unlimited. By contrast, when the Portfolio purchases a security and holds it, the Portfolio cannot lose more than the amount it paid for the security.

Structured Investments: The Portfolio also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market, for which the amount of principal repayment and/or interest payments is based on the change in value of such underlying security, currency, commodity or market, including, among others, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices or other financial reference. Structured investments may come in various forms, including notes, warrants and options to purchase securities, and may be listed and traded on an exchange or otherwise traded in the OTC market.

The Portfolio will typically use structured investments to gain exposure to a permitted underlying security, currency or market when direct access to such security, currency, commodity or market is limited or inefficient from a tax, cost or regulatory standpoint. Investments in structured investments involve risks including counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk because the Portfolio is relying on the creditworthiness of such counterparty and has no rights with respect to the issuer of the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Portfolio's illiquidity to the extent that the Portfolio, at a particular point in time, may be unable to find qualified buyers for these investments.

A structured investment may be linked either positively or negatively to its underlying security, currency, commodity or market and a change in interest rate, principal amount or other factor, depending on the structured investment's design, may be a multiple of the factor's movement. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured investment.

Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of securitization or restructuring usually involves the deposit or purchase of an underlying security by a U.S. or foreign entity, such as a corporation or trust of specified instruments, and the issuance by that entity of one or more classes of securities backed by, or representing an interest in, the underlying instruments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured investments which are subordinated, for example, in payment priority often offer higher returns, but may result in increased risks compared to other investments.

Swaps: A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. For most swaps, with limited exceptions, swap agreements are generally not entered into or traded on exchanges. For most swaps, with limited exceptions, there is no central clearing or guaranty function. Therefore, swaps are generally subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Portfolio's investment objective and policy, the Portfolio is not limited to any particular form or variety of swap contract. The Portfolio may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Portfolio may also enter into related derivative instruments including caps, floors and collars.

The Portfolio may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Portfolio to the swap counterparty will be covered by segregating or earmarking cash or liquid assets. If the Portfolio enters into a swap agreement on other than a net basis, the Portfolio will segregate or earmark cash or liquid assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involved the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

The Portfolio may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid than other types of swaps. If the Portfolio sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Portfolio's net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

Credit Default Swaps. A credit default swap consists of an agreement between two parties in which the "buyer" agrees to pay to the "seller" a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, the Portfolio would pay to the counterparty the periodic stream of payments. If no default occurs, the Portfolio would receive no benefit from the contract. As the seller in a credit default swap, the Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The Portfolio will generally segregate liquid assets to cover any potential obligation under a credit default swap sold by the Portfolio. The use of credit default swaps could result in losses to the Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

•  Many swap agreements are not traded on exchanges and not subject to a similar level of government regulation as exchange-traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations to the same extent participants are in transactions in derivatives traded on organized exchanges.

•  In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

•  The swaps market is a relatively new market and currently is largely unregulated. It is possible that further developments in the swaps market, including future governmental regulation, could adversely affect the Portfolio's ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

U.S. Government Securities: The term "U.S. Government securities" refers to a variety of fixed income securities issued or guaranteed by the U.S. Government and various instrumentalities and agencies. The U.S. Government securities that the Portfolio may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Portfolio may purchase securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are Ginnie Mae and the Federal Housing Administration.

The Portfolio may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Fannie Mae, Freddie Mac and the Federal Home Loan Banks. Further, the Portfolio may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

Warrants: Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

When-Issued and Delayed Delivery Securities and Forward Commitments. The Portfolio may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

At the time the Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also earmark cash or liquid assets or establish a segregated account on the Portfolio's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. See "Leverage Risks" above for a description of leverage risk.

When, As and If Issued Securities: The Portfolio may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Portfolio until the Adviser determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on its books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

Yankee and Eurobond Obligations: The Portfolio may invest in Eurobond and Yankee obligations, which are fixed income securities. The Eurobonds that the Portfolio will purchase may include bonds issued and denominated in euros. Eurobonds may be issued by government and corporate issuers in Europe. Yankee bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurobond and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. However, Eurobond (and to a limited extent, Yankee) obligations also are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

Zero Coupons: The Portfolio may invest in zero coupon bonds ("Zero Coupons"), which are fixed income securities that do not make regular interest payments. Instead, Zero Coupons are sold at substantial discounts from their face value. The difference between a Zero Coupon's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. For tax purposes, a portion of this imputed interest is deemed as income received by zero coupon bondholders each year. The Portfolio intends to pass along such interest as a component of the Portfolio's distributions of net investment income.

Zero Coupons may offer investors the opportunity to earn higher yields than those available on ordinary interest-paying obligations of similar credit quality and maturity. However, Zero Coupon prices may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor.

INVESTMENT LIMITATIONS

Fundamental Limitations. The Portfolio is subject to the following restrictions which are fundamental policies and may not be changed without the approval of the lesser of: (1) at least 67% of the voting securities of the Portfolio present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

As a matter of fundamental policy, the Portfolio will not change its objective and will not:

(1)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Portfolio from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time;

(2)  purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

(3)  make loans of money or property to any person, except (a) to the extent that securities or interests in which the Portfolio may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

(4)  invest in a manner inconsistent with its classification as a "diversified company" as a provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time (this restriction does not apply to the International Fixed Income Portfolio);

(5)  borrow money, except the Portfolio may borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Company from the provisions of the 1940 Act, as amended from time to time;

(6)  underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the disposition of restricted securities);

(7)  acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however that (i) there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities; and

(8)  issue senior securities, except the Portfolio may issue senior securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Portfolio from the provisions of the 1940 Act, as amended from time to time.

Non-Fundamental Limitations. The Portfolio is also subject to the following restrictions which may be changed by the Board without shareholder approval.

As a matter of non-fundamental policy, the Portfolio will not:

(1)  purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, provided that the Portfolio may make margin deposits in connection with transactions in options, futures, and options on futures;

(2)  sell short unless the Portfolio (i) by virtue of its ownership of other securities, has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, or (ii) maintains in a segregated account on the books of the Fund's custodian an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short or such other amount as the SEC or its staff may permit by rule, regulation, order or interpretation (transactions in futures contracts and options, however, are not deemed to constitute selling securities short);

(3)  pledge, mortgage or hypothecate assets in an amount greater than 50% of its total assets, provided that the Portfolio may earmark or segregate assets without limit in order to comply with the requirements of Section 18(f) of the 1940 Act and applicable rules, regulations or interpretations of the SEC and its staff;

(4)  invest more than an aggregate of 15% of the net assets of the Portfolio determined at the time of investment, in illiquid securities provided that this limitation shall not apply to any investment in securities that are not registered under the 1933 Act but that can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and are determined to be liquid securities under guidelines or procedures adopted by the Board;

(5)  invest for the purpose of exercising control over management of any company; and

(6)  invest its assets in securities of any investment company, except as permitted by the 1940 Act or the rules, regulations, interpretations or orders of the SEC and its staff thereunder; provided that the Portfolio will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

Unless otherwise indicated, if a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required. The foregoing does not apply to borrowings or investments in illiquid securities.

Pursuant to an order from the SEC, the Portfolio may enter into interfund lending arrangements. Interfund loans and borrowings permit the Portfolio to lend money directly to and borrow from other Portfolios of the Fund for temporary purposes. Such loans and borrowings normally extend overnight but may have a maximum duration of seven days. The Portfolio will borrow through the interfund lending facility only when the costs are lower than the costs of bank loans, and will lend through the facility only when the returns are higher than those available from an investment in repurchase agreements. In addition, the Portfolio will borrow and lend money through interfund lending arrangements only if, and to the extent that, such practice is consistent with the Portfolio's investment objective and other investments. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Adviser's fiduciary duties to Fund shareholders. The Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any affiliated person of the Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

The Fund makes available on its public website the following portfolio holdings information:

•  complete portfolio holdings information monthly, at least 15 calendar days after the end of each month; and

•  top 10 holdings monthly, at least 15 calendar days after the end of each month.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

The Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a non-disclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Adviser or any affiliate of the Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to not to disclose or trade on the basis of the portfolio holdings information.

The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities, provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee (the "PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

The Adviser, the Fund and/or the Portfolio currently have entered into ongoing arrangements with the following parties:

Name	Information Disclosed	Frequency(1)	Lag Time
Service Providers

RiskMetrics Group (proxy voting agent)(*)	Complete portfolio holdings	Daily basis	(2)

FT Interactive Data Pricing Service Provider(*)	Complete portfolio holdings	As needed	(2)

State Street Bank and Trust Company(*)	Complete portfolio holdings	As needed	(2)

Fund Rating Agencies

Lipper(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Morningstar(**)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end

Standard & Poor's(*)	Complete portfolio holdings	Quarterly basis	Approximately 15 day lag

Investment Company Institute(**)	Top ten portfolio holdings	Quarterly basis	Approximately 15 days after quarter end

Consultants and Analysts

Americh Massena & Associates, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Bloomberg(**)	Complete portfolio holdings	Quarterly basis	Approximately 30 days after quarter end

Callan Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Cambridge Associates(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Citigroup(*)	Complete portfolio holdings	Monthly and quarterly basis, respectively(5)	At least one day after month/quarter end

Credit Suisse First Boston(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively	Approximately 10-12 days after month/quarter end

Name	Information Disclosed	Frequency(1)	Lag Time
CTC Consulting, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis	Approximately 15 days after quarter end and approximately 30 days after quarter end, respectively

Evaluation Associates(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(3)	Approximately 10-12 days after month/quarter end

Fund Evaluation Group(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Jeffrey Slocum & Associates(*)	Complete portfolio holdings(4)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Hammond Associates(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hartland & Co.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Hewitt EnnisKnupp(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Merrill Lynch(*)	Top ten and complete portfolio holdings	Monthly and quarterly basis, respectively(5)	Approximately 10-12 days after month/quarter end

Mobius(**)	Top ten portfolio holdings(3)	Monthly basis	At least 15 days after month end

Nelsons(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Prime, Buchholz & Associates, Inc.(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

PSN(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

PFM Asset Management LLC(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Russell Investment Group/Russell/ Mellon Analytical Services, Inc.(**)	Top ten and complete portfolio holdings	Monthly and quarterly basis	At least 15 days after month end and at least 30 days after quarter end, respectively

Stratford Advisory Group, Inc.(*)	Top ten portfolio holdings(6)	Quarterly basis(5)	Approximately 10-12 days after quarter end

Thompson Financial(**)	Complete portfolio holdings(4)	Quarterly basis	At least 30 days after quarter end

Watershed Investment Consultants, Inc.(*)	Top ten and complete portfolio holdings	Quarterly basis(5)	Approximately 10-12 days after quarter end

Yanni Partners(**)	Top ten portfolio holdings(3)	Quarterly basis	At least 15 days after quarter end

Portfolio Analytics Providers

FactSet Research Systems, Inc.(*)	Complete portfolio holdings	Daily basis	One day

(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)  This information will also be provided upon request from time to time.

(6)  Complete portfolio holdings will also be provided upon request from time to time.

In addition, persons who owe a duty of trust or confidence to the Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements

(discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Adviser shall report quarterly to the Board of Trustees (or a designated committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

In no instance may the Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

(a)  The PHRC, which consists of members designated by Morgan Stanley Investment Management's and its affiliates ("MSIM") Long-Only Management Committee or its designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

(b)  The PHRC periodically reviews and has the authority to amend as necessary MSIM's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

(c)  The PHRC meets at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, Morgan Stanley Distribution, Inc., as distributor of the Fund (the "Distributor"), or any affiliated person of the Fund, the Adviser or the Distributor, on the other.

(d)  Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote.

(e)  The PHRC, or its designee(s), documents in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) in accordance with the recordkeeping policy of MSIM. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

PURCHASE OF SHARES

The Portfolio reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders and (iii) to reduce or waive the minimum for initial and additional investments. The minimum initial or additional investment in Class I shares, Class P shares or Class L shares may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing shares on behalf of their clients in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs or (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Portfolio shares or for otherwise participating in the program. In addition, the minimum initial investments will be waived for: (i) certain retirement plans investing directly with the Fund; (ii) retirement plans investing through certain retirement plan platforms; (iii) certain endowments, foundations and other not for profit entities investing directly with the Fund; (iv) other registered investment companies advised by Morgan Stanley Investment Management or any of its affiliates; (v) Morgan Stanley Investment Management and its affiliates with respect to shares held in connection with certain retirement and deferred compensation programs established for their employees; (vi) the Independent Trustees of the Fund; and (vii) investments made in connection with certain reorganizations as approved by the Adviser. If the value of your account falls below the minimum initial investment amount for Class I shares, Class P shares or Class L shares as a result of share redemptions or you no longer meet one of the waiver criteria set forth above, your account may be subject to involuntary conversion or involuntary redemption.

Investors purchasing and redeeming shares of the Portfolio through a financial intermediary may be charged a transaction-based fee or other fee for the financial intermediary's services. Each financial intermediary is responsible for sending you a schedule of fees and information regarding any additional or different conditions regarding purchases and redemptions. Customers of financial intermediaries should read this SAI in light of the terms governing accounts with their organization. The Fund does not pay compensation to or receive compensation from financial intermediaries for the sale of Class I shares.

Class H shares are subject to a sales charge equal to a maximum of 3.50% calculated as a percentage of the offering price. Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice.

Neither the Distributor nor the Fund will be responsible for any loss, liability, cost, or expense for acting upon facsimile instructions or upon telephone instructions that they reasonably believe to be genuine. In order to confirm that telephone instructions in connection with redemptions are genuine, the Fund and Distributor will provide written confirmation of transactions initiated by telephone.

Conversion To a New Share Class. If the value of an account falls below the investment minimum for the Class of shares held by the account because of shareholder redemption(s) or the failure to meet one of the waiver criteria set forth above, and if the account value remains below such investment minimum, the shares in such account may, at the Adviser's discretion, convert to another class of shares offered by the Portfolio, if an account meets the minimum investment amount for such class, and will be subject to the shareholder services fee and other features applicable to such shares. Conversion to another class of shares will result in holding a share class with higher fees. The Fund will not convert to another class of shares based solely upon changes in the market that reduce the net asset value of shares. Under current tax law, conversion between share classes is not a taxable event to the shareholder. Shareholders will be notified prior to any such conversion.

Involuntary Redemption of Shares. If the value of an account falls below the investment minimum for (i) Class H shares or Class L shares; (ii) Class P shares; or (iii) Class I shares, because of shareholder redemption(s) or you no longer meet one of the waiver criteria set forth above, and if the account value remains below such investment minimum, the shares in such account may be subject to redemption by the Fund. The Fund will not redeem shares based solely upon changes in the market that reduce the net asset value of shares. If shares are redeemed, redemption proceeds will be promptly paid to the shareholder. Shareholders will be notified prior to any such redemption.

REDEMPTION OF SHARES

The Portfolio may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange ("NYSE") is closed, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the SEC may permit. The Fund has made an election with the SEC pursuant to Rule 18f-1 under the 1940 Act to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Portfolio at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part in investment securities or in cash, as the Trustees may deem advisable;

however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses in converting these securities to cash.

Redemption proceeds may be more or less than the shareholder's cost depending on the market value of the securities held by the Portfolio. See the prospectus for additional information about redeeming shares of the Portfolio.

TRANSACTIONS WITH BROKER/DEALERS

The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders. Some of these brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. For purposes of determining the purchase price of shares, the Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker's authorized designee, accepts the order. In other words, orders will be priced at the net asset value next computed after such orders are accepted by an authorized broker or the broker's authorized designee.

SHAREHOLDER SERVICES

Transfer of Shares

Shareholders may transfer shares of the Portfolio to another person by written request to Shareholder Services at Morgan Stanley Institutional Fund Trust, c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804. If shares are being transferred to a new account, requests for transfer must be accompanied by a completed Account Registration Form for the receiving party. If shares are being transferred to an existing account, the request should clearly identify the account and number of shares to be transferred and include the signature of all registered owners and all share certificates, if any, which are subject to the transfer. The signature on the letter of request, the share certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

VALUATION OF SHARES

Net asset value per share ("NAV") is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of that Portfolio. The NAV for each class of shares offered by the Fund may differ due to class-specific expenses paid by each class, including the shareholder servicing fees charged to Class P shares, Class H shares and Class L shares.

In the calculation of the Portfolio's NAV: (1) an equity portfolio security listed or traded on the NYSE, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Board.

Certain of the Portfolio's securities may be valued by an outside pricing service approved by the Board. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

MANAGEMENT OF THE FUND

The Board supervises the Fund's affairs under the laws governing business trusts in the Commonwealth of Pennsylvania. The Board has approved contracts under which certain companies provide essential management, administrative and shareholder services to the Fund.

Trustees and Officers. The Board of the Fund consists of 10 Trustees. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP. Nine Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other Trustee (the "Interested Trustee") is affiliated with the Adviser.

Board Structure and Oversight Function

The Board's leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Fund between meetings.

The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Fund and Fund stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund's activities and associated risks. The Board of Trustees has established four standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. The Audit Committee and the Governance Committee are comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee's responsibilities with respect to the oversight of the Fund. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption "Independent Trustees and the Committees."

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Fund's affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Fund's Chief Compliance Officer, members of the Fund's administration and accounting teams, representatives from the Fund's independent registered public accounting firm, the Fund's Treasurer, portfolio management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Fund's activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly derivatives activity and risk reports and discussions with members of the risk teams relating to each asset class. The Board's committee structure allows separate committees to focus on different aspects of risk and potential impact on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Fund officers also communicate with the Directors/Trustees regarding material exceptions and items relevant to the Board's risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve its investment objective.

As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Fund and engages in discussions with appropriate parties relating to the Fund's operations and related risks.

Independent Trustees. The Fund seeks as Trustee individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustee is qualified to serve as a Trustee of the Fund. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Information about the Fund's Governance Committee and Board of Trustee nomination process is provided below under the caption "Independent Trustee and the Committees."

The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2010) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the "Morgan Stanley Funds").

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005 through November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political-Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c,; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League. Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (58) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (69) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (75) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairpersonof the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee**
Fergus Reid (79) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JPMorgan Investment Management Inc.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee (as of December 31, 2010) and the other directorships, if any, held by the Interested Trustee, are shown below.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee**
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Trustee serves an indefinite term, until his or her successor is elected.

**  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Executive Officers:

Name, Age and Address of Executive Trustee	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years
Arthur Lev (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer—Equity and Fixed Income Funds	Since June 2011	President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since October 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002 to December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000 to June 2002).

***  Each Officer serves an indefinite term, until his or her successor is elected.

Name, Age and Address of Executive Trustee	Position(s) Held with Registrant	Length of Time Served***	Principal Occupation(s) During Past 5 Years
Mary Ann Picciotto (38) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Francis J. Smith (46) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).

Mary E. Mullin (44) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

***  Each Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Investment Adviser or who are officers its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph C. Benedetti, Daniel E. Burton, Tara A. Farrelly and Edward J. Meehan.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2011 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2011)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2011)
Independent:
Frank L. Bowman(1)	*	[__________]
Michael Bozic	None	[__________]
Kathleen A. Dennis	None	[__________]
Manuel H. Johnson	None	[__________]
Joseph J. Kearns(1)	*	[__________]
Michael F. Klein	*	[__________]
Michael E. Nugent	None	[__________]
W. Allen Reed(1)	*	[__________]
Fergus Reid(1)	None	[__________]
Interested:
James F. Higgins	None	[__________]

*  Joseph J. Kearns—Balanced Portfolio ([___________]); Corporate Bond Portfolio ([___________]). Michael F. Klein—Mid Cap Growth Portfolio ([___________]). Frank L. Bowman—Mid Cap Growth Portfolio ([___________]). W. Allen Reed—Mid Cap Growth Portfolio ([___________]).

(1)  Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

As of the date of this SAI, the Trustees and Officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Portfolio.

Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has four committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee. Three of the Independent Trustees serve as members of the Audit Committee, three Independent Trustees serve as members of the Governance Committee, four Trustees, including three Independent Trustees, serve as members of the Compliance and Insurance Committee and all of the Trustees serve as members of the Investment Committee.

The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, shareholder service plans and distribution and underwriting agreements; continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.

The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and reviewing the valuation process. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Audit Committee of the Fund are Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund's Audit Committee is an "interested person," as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee"). Each Independent Trustee is also "independent" from the Fund under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Trustee. The Chairperson of the Governance Committee is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain

Independent Trustees. Accordingly, each Independent Trustee (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Compliance and Insurance Committee is Michael Bozic. The Compliance and Insurance Committee has an Insurance Sub-Committee to review and monitor the insurance coverage maintained by the Fund. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

The Investment Committee oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee is Manuel H. Johnson.

The Investment Committee has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the funds' primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)  Equity—W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)  Fixed Income—Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)  Money Market and Alternatives—Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During the Fund's fiscal year ended September 30, 2011, the Board of Trustees held the following meetings:

Board of Trustees	7
Committee/Sub-Committee:	Number of Meetings
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	5
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	7

Experience, Qualifications and Attributes

The Board has concluded, based on each Trustee's experience, qualifications and attributes that each Board member should serve as a Trustee. Following is a brief summary of the information that led to and/or supports this conclusion.

Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various other funds in the Fund Complex, where he serves as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee, and as a Director of BP p.l.c. and Naval and Nuclear Technologies LLP. Mr. Bowman also serves as a Director for the Armed Services YMCA of the USA and the Naval Submarine League. Mr. Bowman retired as an Admiral in the U.S. Navy, after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy's Chief of Naval Personnel where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy. In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officer de l'Orde National du Mérite from the French Government, and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.

With over 20 years of experience on the boards and in senior management of such companies as Kmart Corporation, Levitz Furniture Corporation, Hills Department Stores and Sears Merchandise Group of Sears, Roebuck & Co., where he also served as Chief Financial Officer of the Merchandise Group, and with over 15 years of experience as a Director or Trustee of the certain other funds in the Fund Complex, Mr. Bozic has experience with a variety of financial, management, regulatory and operational issues as well as experience with marketing and distribution. Mr. Bozic has served as the Chairperson of the Compliance and Insurance Committee since 2006.

Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Trustee or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Trustee of Victory Capital Management.

In addition to his tenure as a Trustee or Trustee of various other funds in the Fund Complex, where he formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for nearly 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Trustee of NVR, Inc., Trustee of Evergreen Energy and Trustee of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.

Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Funds Complex, including serving as either Chairperson or Deputy Chairperson of the Audit Committee for fourteen years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns also serves as a Trustee of Electro Rent Corporation and The Ford Family Foundation. The Board has determined that Mr. Kearns is an "audit committee financial expert" as defined by the SEC.

Through his prior positions as Managing Trustee of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President of Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Trustee of Aetos Capital, LLC and as Trustee of certain investment funds managed or sponsored by Aetos Capital, LLC. In addition, he also has experience as a member of the board of other funds in the Fund Complex.

Mr. Nugent has extensive experience with financial, accounting, investment and regulatory matters through his almost 20 years of service on the boards of various funds in the Fund Complex, including time as the Chairperson of the Insurance Committee and Chairman of the Morgan Stanley Funds. Mr. Nugent also has experience as a General Partner in Triumph Capital, L.P.

Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his service as a Trustee of iShares Inc. and other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his positions as Trustee of Legg Mason, Inc. and prior position as President and CEO of General Motors Asset Management.

Mr. Reid has served on a number of mutual fund boards, including as a trustee and Trustee of certain investment companies in the JPMorgan Funds complex and as a Trustee or Trustee of other funds in the Fund Complex. Therefore, Mr. Reid is experienced with financial, accounting, investment and regulatory matters, enabling him to provide management input and investment guidance to the Board.

Mr. Higgins has over 30 years of experience in the financial services industry. Mr. Higgins has substantial mutual fund experience and is experienced with financial, accounting, investment and regulatory matters due to his experience on the boards of other funds in the Fund Complex. Mr. Higgins also serves on the boards of other companies in the financial services industry, including AXA Financial, Inc. and The Equitable Life Assurance Society of the United States.

The Trustees' principal occupations during the past five years or more are shown in the above tables.

Advantages of Having the Same Individuals as Independent Trustees for Morgan Stanley Funds. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards of enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

Trustee and Officer Indemnification. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

Shareholder Communications. Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communications directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Compensation. Each Trustee (except for the Chairperson of the Boards) receives an annual retainer fee of $210,000 for serving the Morgan Stanley Funds.

The Chairperson of the Audit Committee receives an additional annual retainer fee of $78,750 and the Investment Committee Chairperson receives an additional annual retainer fee of $63,000. Other Committee Chairpersons receive an additional annual retainer fee of $31,500 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,750. The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Morgan Stanley Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $420,000 for his services as Chairperson of the Boards of the Morgan Stanley Funds and for administrative services provided to each Board.

The Fund also reimburses the Independent Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund for their services as a Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Fund maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the Plan (except for amounts paid during the calendar year 2004 which remain subject to the terms of the Prior DC Plan).

The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended September 30, 2011 and the aggregate compensation payable to each of the Fund's Trustees by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2011.

COMPENSATION(1)

Name of Independent Trustee	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to the Trustees(3)
Frank L. Bowman	$[ ]	$[ ]
Michael Bozic	[ ]	[ ]
Kathleen A. Dennis	[ ]	[ ]
Manuel H. Johnson	[ ]	[ ]
Joseph J. Kearns(2)(3)	[ ]	[ ]
Michael F. Klein	[ ]	[ ]
Michael E. Nugent	[ ]	[ ]
W. Allen Reed(2)(3)	[ ]	[ ]
Fergus Reid(3)	[ ]	[ ]

Name of Interested Trustee	Aggregate Compensation From the Fund(2)	Total Compensation From Fund and Fund Complex Paid to the Trustees(3)
James F. Higgins	[ ]	[ ]

(1)  Includes all amounts paid for serving as director/trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year. The following Trustees deferred compensation from the Fund during the fiscal year ended September 30, 2011: Mr. Kearns, $[        ]; Mr. Reed, $[        ].

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2009 before deferral by the Trustees under the DC Plan. As of December 31, 2011, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $[______], $[______] and $[______], respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Prior to December 31, 2003, 49 of the Morgan Stanley Funds (the "Adopting Funds") had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2011, and the estimated retirement benefits for the Independent Trustees from the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee	Retirement Benefits Accrued as Fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement(1) From All Adopting Funds
Michael Bozic	$[____]	$[____]
Manuel H. Johnson	[____]	[____]
Michael E. Nugent	[____]	[____]

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

INVESTMENT ADVISER

The Adviser to the Fund, Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, is a wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2011, the Adviser, together with its affiliated asset management companies, had approximately $[     ] billion in assets under management or supervision.

Under an Investment Advisory Agreement (the "Agreement") with the Fund, the Adviser, subject to the control and supervision of the Fund's Board and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. In this regard, it is the responsibility of the Adviser to make investment decisions for the Portfolio and to place the Portfolio's purchase and sales orders for investment securities.

As compensation for the services rendered by the Adviser under the Agreement and the assumption by the Adviser of the expenses related thereto (other than the cost of securities purchased for the Portfolio and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), the Portfolio pays the Adviser an annual management fee, payable quarterly, equal to the percentage of average daily net assets set forth in the table below. The Adviser has agreed to a reduction in the fees payable to it and to reimburse the Portfolio, if necessary, if such fees would cause the total annual operating expenses of the Portfolio to exceed the percentage of average daily net assets set forth in the table below. In determining the actual amount of fee waiver and/or expense reimbursement for a Portfolio, if any, the Adviser excludes from annual operating expenses investment related expenses. The fee waivers and/or expense reimbursements for the Portfolio are expected to continue for one year or until such time that the Fund's Board of Trustees acts to discontinue such fee waivers and/or expense reimbursements when it deems such action is appropriate.

The following table shows the contractual advisory fee and the maximum expense ratios for the Portfolio.

Portfolio	Contractual Rate of Advisory Fees	Expense Cap Class I	Expense Cap Class P	Expense Cap Class H	Expense Cap Class L
High Yield Portfolio	0.60%	0.70%	0.95%	0.95%	1.20%

The Agreement continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Fund's Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Portfolio of the Fund. If the holders of the Portfolio fail to approve the Agreement, the Adviser may continue to serve as investment adviser to the Portfolio which approved the Agreement, and to the Portfolio which did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by the Portfolio without the payment of any penalty, at any time, (1) by vote of a majority of the entire Board or (2) by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser or (3) by the Adviser without the payment of any penalty, upon 90 days' written notice to the Fund.

The Fund bears all of its own costs and expenses, including but not limited to: services of its independent accountants, its administrator and dividend disbursing and transfer agent, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and Trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and custodian fees. These Fund expenses are, in turn, allocated to the Portfolio, based on its relative net assets. The Portfolio bears its own advisory fees and brokerage commissions and transfer taxes in connection with the acquisition and disposition of its investment securities.

Code of Ethics

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

Proxy Voting Policies and Procedures and Proxy Voting Record

The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to MSIM.

A copy of MSIM's Proxy Voting Policy ("Proxy Policy") is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC are available without charge on our web site at www.morganstanley.com/im. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•  Cash Bonus.

•  Morgan Stanley's Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•  Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Portfolio. IMAP awards contain a clawback provision that can be triggered if an individual engages in certain conduct detrimental to Morgan Stanley or one of its businesses such as causing the need for a material restatement of results, a substantial loss on a holding or any loss on a holding if the employee operated outside of risk parameters, where such holding was a factor in determining compensation.

•  Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•  The investment performance of the funds/accounts managed by the portfolio manager.

•  Contribution to the business objectives of the Adviser.

•  The dollar amount of assets managed by the portfolio manager.

•  Market compensation survey research by independent third parties.

•  Other qualitative factors, such as contributions to client objectives.

•  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Other Accounts Managed by Portfolio Managers at September 30, 2011 (unless otherwise indicated):

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
High Yield Portfolio
Richard Lindquist
Christian Roth

PRINCIPAL UNDERWRITER

Morgan Stanley Distribution, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, with its principal office at 100 Front Street, Suite 400, West Conshohocken, PA 19428-2881, distributes the shares of the Fund. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distribution Agreement continues in effect so long as such continuance is approved at least annually by the Fund's Board, including a majority of those Trustees who are not parties to such Distribution Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Class P, Class H and Class L

Effective July 1, 2007, the Fund adopted a Shareholder Services Plan for Class P shares (the "Class P Plan"), effective November 29, 2007, the Fund adopted a Shareholder Services Plan for Class H shares (the "Class H Plan") and effective June 9, 2008, the Fund adopted a Distribution and Shareholder Services Plan for Class L shares (the "Class L Plan"), each pursuant to Rule 12b-1 under the 1940 Act (together, the "Plans"). The Plans provide that the Fund, on behalf of the Portfolio, may pay the Distributor and other affiliated and unaffiliated broker-dealers, financial institutions and/or intermediaries an annualized fee of up to 0.25% of the average daily net assets of the Portfolio attributable to Class P shares, Class H shares or Class L shares, as applicable. This service fee is for providing "personal service and/or the maintenance of shareholder accounts" as provided for in Section 2830(b)(9) of the Financial Industry Regulatory Authority ("FINRA") Conduct Rules, including (i) expenditures for overhead and other expenses of the Distributor and other affiliated and unaffiliated broker-dealers, (ii) telephone and other communications expenses relating to the provision of shareholder services and (iii) compensation to and expenses of financial advisors and other employees of the Distributor and other affiliated and unaffiliated broker-dealers for the provision of shareholder services. In addition, the Class L Plan provides that the Fund, on behalf of the Portfolio, may pay the Distributor an annualized distribution fee of up to 0.25% of the average daily net assets of the Portfolio attributable to Class L shares. The Distributor may direct that all or any part of these fees be paid directly to its affiliates or other broker-dealers, financial institutions and/or intermediaries that provide shareholder services.

The Plans were approved by the Fund's Board of Trustees, including the Independent Trustees, none of whom has a direct or indirect financial interest in the operation of the Plan or in any agreements related thereto.

Revenue Sharing

The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Portfolio, to Morgan Stanley Smith Barney LLC, a majority-owned broker-dealer subsidiary of Morgan Stanley

("Morgan Stanley Smith Barney"), Citigroup Global Markets Inc. ("CGM"), certain insurance companies and/or other unaffiliated brokers, dealers and other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans ("Intermediaries"), in connection with the sale, distribution, marketing and retention of shares of the Portfolio and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to an Intermediary for, among other things, promoting the sale and distribution of Portfolio shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by an Intermediary, granting the Distributor access to an Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of an Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder, or transaction processing services. Such payments are in addition to any shareholder servicing fees and/or transfer agency fees that may be payable by the Portfolio. The additional payments are generally based on current assets, but may also be based on other measures as determined from time to time by the Adviser and/or the Distributor (e.g., gross sales or number of accounts). The amount of these payments may be different for different Intermediaries.

With respect to Morgan Stanley Smith Barney and CGM, these payments currently include the following amounts, which are paid in accordance with the applicable compensation structure:

(1)  on Class I, Class P, Class H and Class L shares of the Portfolio held in traditional brokerage accounts where Morgan Stanley Smith Barney or CGM is designated by purchasers as broker-dealer of record:

•  For the period beginning January 1, 2011 and ending December 31, 2011, an amount up to $1.6 million, which covers the Portfolio as well as all other Morgan Stanley Funds; and

•  For the period beginning January 1, 2012 and thereafter, an ongoing annual fee in an amount up to 0.13% of the total average monthly net asset value of such shares.

(2)  on Class I and Class P shares of the Portfolio held in traditional brokerage accounts in the Morgan Stanley channel of Morgan Stanley Smith Barney, in addition to the amounts referenced in paragraph (1) above, an ongoing annual fee in an amount up to 35% of the Portfolio's advisory fees accrued from the average daily net asset value of such shares.

(3)  On Class I, Class P, Class H and Class L shares of the Portfolio held in taxable accounts through any fee-based advisory program offered by the Morgan Stanley channel of Morgan Stanley Smith Barney, an ongoing annual fee in an amount up to 0.03% of the total average monthly net asset value of such shares.

The prospect of receiving, or the receipt of, additional compensation as described above by Morgan Stanley Smith Barney and CGM may provide Morgan Stanley Smith Barney and CGM and their financial advisors and other salespersons with an incentive to favor sales of shares of the Portfolios over other investment options with respect to which Morgan Stanley Smith Barney and CGM do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolio or the amount that the Portfolio receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and should review carefully any disclosure provided by Morgan Stanley Smith Barney and CGM as to their compensation. Currently, there are no compensation arrangements in place with other Intermediaries.

FUND ADMINISTRATION

The Adviser also serves as Administrator to the Fund pursuant to an Amended and Restated Administration Agreement dated as of November 1, 2004 (the "Administration Agreement"). Under the Administration Agreement, the Adviser receives an annual fee, accrued daily and payable monthly, of 0.08% of the Fund's average daily net assets, and is responsible for all fees payable under any sub-administration agreements.

Sub-Administrator. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the

Administrator pays State Street a portion of the administrative fee the Administrator receives from the Fund. The Administrator supervises and monitors the administrative and accounting services provided by State Street. Their services are also subject to the supervision of the officers and Board of Trustees of the Fund. State Street's business address is One Lincoln Street, Boston, MA 02111-2101.

OTHER SERVICE PROVIDERS

Custodian. State Street, located at One Lincoln Street, Boston, MA 02111-2101, serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act.

Transfer and Dividend Disbursing Agent. Morgan Stanley Services Company Inc., P.O. Box, 219804, Kansas City, MO 64121-9804, serves as the Fund's Transfer Agent and Dividend Disbursing Agent.

Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services Company Inc. a fee, which has been approved by the Fund's Board of Trustees, generally based on the number of classes, accounts and transactions relating to the Portfolio. The Fund and Morgan Stanley Services Company Inc. may enter into agreements with third party intermediaries, pursuant to which such intermediaries agree to provide recordkeeping and other administrative services for their clients who invest in the Portfolio. In such instances, the Portfolio may pay certain fees to the intermediaries for the services they provide that otherwise would have been performed by Morgan Stanley Services Company Inc., which fees may be calculated and incurred on a class-by-class basis.

Independent Registered Public Accounting Firm. [                          ], located at [                                    ], serves as the independent registered public accounting firm for the Fund and will audit the annual financial statements of the Portfolio.

Fund Counsel. Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036, acts as the Fund's legal counsel.

BROKERAGE TRANSACTIONS

Portfolio Transactions

The Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In so doing, the Adviser will consider all matters it deems relevant, including the following: the Adviser's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; the Adviser's knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide prompt execution of orders in an effective manner at the most favorable prices. If the Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolio or the Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be of benefit to them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. However, the Adviser may place Portfolio orders with qualified broker-dealers who recommend the Portfolio or who act as agents in the purchase of shares of the Portfolio for their clients.

The Adviser and its affiliated investment advisers have established commission sharing arrangements under a commission management program (the "Commission Management Program" or "CMP"), pursuant to which execution and research costs or a portion of those costs are decoupled in accordance with applicable laws, rules and regulations. Under the CMP, the Adviser and its affiliated investment advisers select approved equity brokers (which include the Adviser's affiliates) for execution services and after accumulation of commissions at such brokers, the Adviser and/or its affiliates instruct these approved equity brokers to pay for eligible research provided by executing brokers or third-party research providers, which are selected independently by a Research Services Committee of the Adviser and its affiliated investment advisers. Generally, the Adviser and its affiliated investment advisers will direct the approved equity broker to record research credits based upon a previously agreed-upon allocation and will periodically instruct the approved equity broker to direct specified dollar amounts from that pool to pay for eligible research services provided by third-party research providers and executing brokers. The research credits are pooled among the Adviser and its affiliated investment advisers and allocated from this pool. Likewise, the research services obtained under the CMP are shared among the Adviser and its affiliated investment advisers.

Selection of approved equity brokers for execution is based on three main criteria: access to liquidity, provision of capital and quality of execution. Under the CMP, each approved equity broker is responsible for the payment of fees for research services and obtains the research services pursuant to written agreements between the approved equity broker and the third-party research provider.

The Adviser also effects transactions with brokers which directly pay for research services provided by those brokers in accordance with Section 28(e) of the 1934 Act. These include equity transactions and may include fixed-income transactions effected on an agency basis.

Transactions involving client accounts managed by two or more affiliated investment advisers may be aggregated and executed using the services of broker-dealers that provide third party benefits/research so long as: (i) all client accounts involved in the transaction benefit from one or more of the services offered by such broker-dealer; and (ii) each affiliated investment adviser has approved the use of such broker-dealer and the services provided thereby.

The research services received include those of the nature described above and other services which aid the Adviser in fulfilling its investment decision making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Where a particular item has both research and non-research related uses (such as proxy services where both research services and services relating to the administration of the proxy itself are provided), the Adviser will make a reasonable allocation of the cost of the item between research and non-research uses and will only pay for the portion of the cost allocated to research uses with client brokerage transactions.

The Adviser and its affiliated investment advisers make a good faith determination of the value of research services in accordance with Section 28(e) of the 1934 Act, UK Financial Services Authority Rules and other relevant regulatory requirements. Commissions paid to brokers providing research services may be higher than those charged by brokers not providing such services.

Certain investment professionals and other employees of the Adviser are also officers of affiliated investment advisers and may provide investment advisory services to clients of such affiliated investment advisers. The Adviser's personnel also provide research and trading support to personnel of certain affiliated investment advisers. Research related costs may be shared by affiliated investment advisers and may benefit the clients of such affiliated investment advisers. Research services that benefit the Adviser may be received in connection with commissions generated by clients of its affiliated investment advisers. Similarly, research services received in connection with commissions generated by the Adviser's clients may benefit affiliated investment advisers and their clients. Moreover, research services provided by broker-dealers through which the Adviser effects transactions for a particular account may be used by the Adviser and/or an affiliated investment adviser in servicing its other accounts and not all such research services may be used for the benefit of the particular client, which pays the brokerage commission giving rise to the receipt of such research services.

The Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolio and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

As a wholly-owned subsidiary of Morgan Stanley, the Adviser is affiliated with certain U.S.-registered broker-dealers and foreign broker-dealers (collectively, the "Affiliated Brokers"). The Adviser may, in the exercise of its discretion under the Agreement, effect transactions in securities or other instruments for the Fund through the Affiliated Brokers.

Affiliated Brokers

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the Adviser to effect Portfolio brokerage transactions, including transactions in futures contracts and options on futures contracts, under procedures adopted by the Fund's Board of Trustees. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

Pursuant to an order issued by the SEC, the Fund is permitted to engage in principal transactions involving money market instruments, subject to certain conditions, with Morgan Stanley & Co., a broker-dealer affiliated with the Fund's Adviser.

Portfolio Turnover. The Portfolio generally does not invest for short-term trading purposes; however, when circumstances warrant, the Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Portfolio to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under "Tax Considerations," to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

GENERAL INFORMATION

Fund History

Morgan Stanley Institutional Fund Trust (formerly MAS Funds) is an open-end, management investment company established under Pennsylvania law as a Pennsylvania business trust under an Amended and Restated Agreement and Declaration of Trust dated November 18, 1993 as further Amended and Restated on August 24, 2006 (the "Declaration of Trust"). The Fund was originally established as The MAS Pooled Trust Fund, a Pennsylvania business trust, in February 1984. The Portfolio is diversified. No portfolio of the Fund is subject to the liabilities of any other portfolio of the Fund.

Description of Shares and Voting Rights

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. Currently, the Fund consists of eight portfolios.

The shares of the Portfolio, when issued, are fully paid and non-assessable, except as set forth below, and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Portfolio have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder of a class is entitled to one vote for each full class share held (and a fractional vote for each fractional class share held) in the shareholder's name on the books of the Fund. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares (such as a service agreement relating to that class), and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

Meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communication in such matters to the extent required by law.

Dividends and Distributions

The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.

Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of that Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Portfolio at net asset value (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the shareholder notifies the Fund by telephone or in writing that either the Income Option (income dividends in cash and capital gain distributions reinvested in shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.

The Portfolio is treated as a separate entity (and hence, as a separate "regulated investment company") for federal tax purposes. Any net capital gains recognized by the Portfolio are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another portfolio.

Undistributed net investment income is included in the Portfolio's net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as original issue discount or bond premium expense) will not normally be considered as income to the Portfolio and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on your behalf by the Portfolio.

Shareholder and Trustee Liability

Under Pennsylvania law, shareholders of a trust such as the Fund may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees, but this disclaimer may not be effective in some jurisdictions or as to certain types of claims. The Declaration of Trust further provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

Pursuant to the Declaration of Trust, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of the Fund) and would be subject to the liabilities related thereto. Pursuant to the 1940 Act shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies relating thereto.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office.

TAX CONSIDERATIONS

The Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of the Portfolio will affect the amount, timing and character of distributions made by the Portfolio. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Portfolio generally are not a consideration for shareholders that are tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

Investment Company Taxation: The Portfolio is treated as a separate entity for federal income tax purposes and intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code. As such, the Portfolio will not be subject to federal income tax to the extent it distributes net investment company taxable income and net capital gains to shareholders. The Fund will notify you annually as to the tax classification of all distributions. If the Portfolio fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits.

The Portfolio intends to declare and pay dividends and capital gain distributions so as to avoid imposition of the federal excise tax. To do so, the Portfolio expects to distribute an amount at least equal to (i) 98% of its calendar year ordinary income, (ii) 98.2% of its capital gains net income for the one-year period ending October 31st, and (iii) 100% of any undistributed ordinary and capital gain net income from the prior year.

In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In addition, (i) the Portfolio must distribute annually to its shareholders at least the sum of 90% of its net tax-exempt interest income and 90% of its investment company taxable income; (ii) at the close of each quarter of the Portfolio's taxable year, at least 50% of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and such other securities with limitations; and (iii) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities of any one issuer, or of two or more issuers engaged in same or similar businesses if the Portfolio owns at least 20% of the voting power of such issuers. Net income derived from an interest in a "qualified publicly traded partnership," as defined in the Code, will also be treated as qualifying income for purposes of the 90% gross income requirement described above. In addition, for the purposes of the diversification requirements in clause (iii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a regulated investment company's total assets may be invested in the securities of one or more qualified publicly traded partnerships. The Code also provides that the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.

The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes including unrealized gains at the end of the Portfolio's fiscal year on certain futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised of the nature of the payments.

Gains or losses on the sale of securities by the Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by the Portfolio when the Portfolio makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Portfolio.

Some of the options, futures contracts, forward contracts, and swap contracts entered into by the Portfolio may be "Section 1256 contracts." Section 1256 contracts held by the Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked-to-market" with unrealized gains or losses treated as though they were realized. Any gains or losses, including "marked to market" gains or losses, on Section 1256 contracts other than forward contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by the Portfolio, may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio. Short-term capital gain is taxed as ordinary income when distributed to shareholders.

The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the Portfolio that did not engage in such hedging transactions.

The Code provides constructive sales treatment for appreciated financial positions such as stock which has increased in value in the hands of the Portfolio. Under this constructive sales treatment, the Portfolio may be treated as having sold such stock and be required to recognize gain if it enters into a short sale, an offsetting notional principal contract, a futures or forward contract, or a similar transaction with respect to such stock or substantially identical property.

The Portfolio may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Portfolio may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Portfolio receives no payments in cash on the security during the year. To the extent that the Portfolio makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Portfolio level. Such distributions will be made from the available cash of the Portfolio or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event the Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Taxation of Dividends and Distributions. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Portfolio. Such dividends and distributions, to the extent of the Portfolio's current and accumulated earnings and profits that are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or cash. If certain holding period requirements are met with respect to their shares in the Portfolio, a portion of income dividends received by a shareholder before January 1, 2013 may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, a shareholder generally will not be permitted to offset income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Distributions by the Portfolio in excess of the Portfolio's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any such return of capital distributions in excess of the shareholder's tax basis will be treated as gain from the sale or exchange of his or her shares, as discussed below.

Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. The maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. However, the maximum tax rate on long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from the Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Portfolio of investment income and short-term capital gains at a rate of 30% (or a lower tax treaty rate, if applicable). Such shareholders may also be subject to United States estate tax with respect to their shares.

The Fund will be required to withhold U.S. federal withholding taxes (at 30%) from certain "withholdable payments" made to a non-U.S. shareholder (other than a individual) after 2013, unless the non-U.S. shareholder complies with certain U.S. tax reporting (and, in some cases, withholding) requirements (generally relating to the entity's U.S. owners or account holders, if any) or otherwise qualifies for an exemption from such withholding. Withholdable payments generally will include interest (including original issue discount), dividends, rents, annuities, and other fixed or determinable annual or periodical gains, profits or income, if such payments are derived from U.S. sources, as well as gross proceeds from dispositions of securities that could produce U.S. source interest or dividends. Income which is effectively connected with the conduct of a U.S. trade or business, is not, however, included in this definition.

For distributions with respect to taxable years of regulated investment companies beginning before January 1, 2012 the Portfolio is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Portfolio as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Unless the provisions discussed above are extended or made permanent by Congress, distributions made by the Portfolio of investment income and short-term capital gains in taxable years beginning on or after January 1, 2012 will be treated like other distributions and may be subject to U.S. tax and withholding like regular distributions. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences of these distributions. Further, even if the provisions are extended, there may be withholding on a portion of distributions by the Portfolio. In addition, the Portfolio may determine to not make designations of interest-related dividends of short-term capital gain dividends which would result in increased withholding on distributions by the Portfolio.

Although income received on direct U.S. Government obligations is taxable at the federal level, such income may be exempt from state tax, depending on the state, when received by a shareholder. The Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of dividends received from the Portfolio is considered tax exempt in their particular states.

Purchases, Redemptions and Exchanges of Portfolio Shares. Any dividend or capital gains distributions received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distributions would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. Any gain or loss recognized on a sale or redemption of shares of the Portfolio by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and short-term if for one year or less. Generally, for non-corporate shareholders, long-term capital gains are taxed at a maximum rate of 15% and short-term gains are currently taxed at ordinary income tax rates. The maximum rate on long-term capital gains is scheduled to return to 20% for taxable years beginning after December 31, 2012. If shares held for six months or less are sold or redeemed for a loss, two special rules apply: first, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a municipal Portfolio fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the Shareholder with respect to such shares.

Gain or loss on the sale or redemption of shares of the Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

Exchanges of shares of the Portfolio for shares of another Portfolio of the Fund are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Portfolio, followed by the purchase of shares in the second Portfolio.

If a shareholder realizes a loss on the redemption or exchange of the Portfolio's shares and reinvests in substantially similar shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to otherwise deduct capital losses may be subject to other limitations.

Shareholders who are not citizens or residents of the United States and certain foreign entities that realize gain upon the sale or exchange of shares of the Portfolio will ordinarily be exempt from federal withholding tax unless: (i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during a testing period described in the Code, the Portfolio was a "U.S. real property holding corporation," as defined in the Code and Treasury Regulations, and the foreign shareholder actually or constructively held more than 5% of the shares of the same class, the gain would be taxed in the same manner as for a U.S. shareholder as discussed above. A 10% federal withholding tax generally would be imposed on the amount realized on the disposition of such shares and credited against the foreign shareholder's federal income tax liability on such disposition. However, for tax years beginning before January 1, 2012 (or a later date if extended by Congress), clause (ii) above will not apply if at all times during the testing period the value of the shares of the Portfolio is owned 50% or more by U.S. persons. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation. When you open your Fund account, you must certify on your Account Registration Form that your Social Security Number or Taxpayer Identification Number is correct, and that you are not subject to backup withholding. By providing this information, you will avoid being subject to federal backup withholding at a rate of 28% (as of the date of this SAI) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance of your taxes due on your income for such year.

Foreign Income Taxes: Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Portfolio to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested within various countries is not known. The Portfolio intends to operate so as to qualify for treaty-reduced rates of tax where applicable.

If at the end of the Portfolio's year, more than 50% of the Portfolio's assets are represented by foreign securities, then the Portfolio may file an election with the IRS to pass through to shareholders the amount of foreign income taxes paid by the Portfolio. The Portfolio will make such an election only if it is deemed to be in the best interests of such shareholders.

If the Portfolio makes the above-described election, the Portfolio will not be allowed a deduction or a credit for foreign taxes it paid and the amount of such taxes will be treated as a dividend paid by the Portfolio. The shareholders of the Portfolio will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Portfolio; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) treat as gross income from sources within the respective foreign countries, for purposes of the foreign tax credit, their pro rata share of such foreign taxes and their pro rata share of any dividend paid by the Portfolio which represents income from sources within foreign countries; and (iv) either deduct their pro rata share of foreign taxes in computing their taxable income or use it within the limitations set forth in the Code as a foreign tax credit against U.S. income taxes (but not both). In no event shall a shareholder be allowed a foreign tax credit if the shareholder holds shares in the Portfolio for 15 days or less during the 31-day period beginning on the date which is 15 days before the date on which such shares become ex-dividend with respect to such dividends.

Each shareholder of the Portfolio will be notified within 60 days after the close of each taxable (fiscal) year of the Fund if the foreign taxes paid by the Portfolio will pass through for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Portfolio's gross income from foreign sources. The notice from the Portfolio to shareholders will also include the amount of foreign taxes paid by the Portfolio which are not allowable as a foreign tax credit because the Portfolio did not hold the foreign securities for more than 15 days during the 31-day period beginning on the date which is 15 days before the date on which the security becomes ex-dividend with respect to the foreign source dividend or because, and to the extent that, the recipient of the dividend is under an obligation to make related payments with respect to positions in substantially similar or related property. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass-through" of foreign tax credits.

State and Local Income Taxes: The Fund is not liable for any corporate income or franchise tax in the Commonwealth of Pennsylvania. Shareholders should consult their tax advisors for the state and local income tax consequences of distributions from the Portfolio.

PRINCIPAL HOLDERS OF SECURITIES

[As of the date of this SAI, no person was known by the Portfolio to own beneficially or of record 5% or more of the outstanding Class I, Class P, Class H or Class L shares of the Portfolio because the Portfolio had not commenced operations.]

PERFORMANCE INFORMATION

The Portfolio is newly organized. As a result, it has no operating history or performance information to include.

FINANCIAL STATEMENTS

No financial information is presented for the Portfolio because it had not commenced operations as of the date of this SAI.

MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited and Private Investment Partners Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies ("MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services—ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.

Voting Proxies for Certain Non-U.S. Companies—Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A. Routine Matters.

We generally support routine management proposals. The following are examples of routine management proposals:

•  Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.

•  General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•  Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1.  Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.  We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.  We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.  At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.  We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.  Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/remuneration, nominating/governance or audit committee.

d.  We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.  We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.  We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.  In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.  We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.  We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.  We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.  We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate "say-on-pay" advisory vote on pay.

2.  Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.  Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.  Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.  Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.  Proxy access: We consider on a case-by-case basis shareholder proposals on particular procedures for inclusion of shareholder nominees in company proxy statements.

7.  Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.  Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.  Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.  Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.  Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.  Proposals to limit directors' liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards.

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate transactions and proxy fights.

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E. Changes in capital structure.

1.  We generally support the following:

•  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•  U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•  U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•  Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•  Management proposals to effect stock splits.

•  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•  Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.  We generally oppose the following (notwithstanding management support):

•  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F. Takeover Defenses and Shareholder Rights.

1.  Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.  Supermajority voting requirements:  We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.  Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.  Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.  Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.  Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.  Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

G. Auditors.

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.

1.  We generally support the following:

•  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•  Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.  We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.  In the U.S. context, shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

4.  Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.  We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.  We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.  Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.  Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social, Political and Environmental Issues.

Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J. Fund of Funds.

Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy. The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT"). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A. Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B. Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

A potential material conflict of interest could exist in the following situations, among others:

1.  The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.  The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.  Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.  If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.  If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.  If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP and Private Investment Partners Inc. ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team or the Private Equity Real Estate Fund of Funds investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.  Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.  Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Revised October 1, 2011

APPENDIX B — DESCRIPTION OF RATINGS

I.  Excerpts from Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: Judged to be of the best quality; carry the smallest degree of invest risk;

Aa: judged to be of high quality by all standards;

A: possess many favorable investment attributes and are to be considered upper medium grade obligations;

Baa: considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured;

Ba: judged to have speculative elements; their future cannot be considered well-assured;

B: assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

II.  Excerpts from Standard & Poor's Rating Group's Corporate Bond Ratings:

AAA: Highest rating assigned for an obligation; obligor has extremely strong capacity to meet its financial commitments;

AA: obligation differs from the highest-rated obligations only in small degree; obligor's capacity to meet its financial commitment on the obligation is very strong;

A: obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories; obligor's capacity to meet its financial commitment on the obligation is still strong;

BBB: obligation exhibits adequate protection parameters; adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

III.  Excerpts from Fitch, Inc.'s Corporate Bond Ratings:

AAA: Highest credit quality; denotes the lowest expectation of credit risk; assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality; denote expectations of very low credit risk; indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality; denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality; indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB: Speculative; indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative; indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC: Default of some kind appears probable.

C: Default is imminent.

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Default. Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category or to categories below CCC.

IV.  Excerpts from Moody's Investors Service, Inc.'s Preferred Stock Ratings:

aaa: An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa: An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a: An issue which is rated a is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless expected to be maintained at adequate levels.

baa: An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba: an issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b: An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa: An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

ca: An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c: This is the lowest rated class of preferred of preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

V.  Excerpts from Standard & Poor's Rating Group's Preferred Stock Ratings:

AAA: This is the highest rating that may be assigned by S&P's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of the changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameter, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. Bb indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

Plus (+) or Minus (-): The ratings from AA for CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

VI.  Excerpts from Fitch, Inc's Preferred Stock Ratings:

AAA: These preferred stocks are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay, which is unlikely to be affected by reasonably foreseeable events.

AA: These preferred stocks are considered to be investment grade and of very high credit quality. The obligor's ability to pay is very strong, although not quite as strong as preferred stocks rated "AAA".

A: These preferred stocks are considered to be investment grade and of high credit quality. The obligor's ability to pay is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than preferred stocks with higher ratings.

BBB: These preferred stocks are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these preferred stocks, and therefore, impair timely payment. The likelihood that the ratings of these preferred stocks will fall below investment grade is higher than for preferred stocks with higher ratings.

BB: These preferred stocks are considered speculative. The obligor's ability to pay may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its dividend payment requirements.

B: These preferred stocks are considered highly speculative. While preferred in this class are currently meeting dividend payment requirements, the probability of continued timely payment reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: These preferred stocks have certain identifiable characteristics which, if not remedied, may lead to non-payment. The ability to meet obligations requires an advantageous business and economic environment.

CC: These preferred stocks are minimally protected. Non-payment seems probable over time.

C: These preferred stocks are in imminent non-payment.

DDD, DD AND D: These preferred stocks are in non-payment. Such preferred stocks are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery and D represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

MORGAN STANLEY INSTITUTIONAL FUND TRUST

PART C: OTHER INFORMATION

POST-EFFECTIVE AMENDMENT NO. 94

ITEM 28.                EXHIBITS

(a)                                                     Amended and Restated Declaration of Trust, dated August 24, 2006, is incorporated by reference to Exhibit (a) of Post- Effective Amendment No. 70 to the Registration Statement on Form N-1A, as filed on November 30, 2006.

(b)                                                    Amended and Restated By-Laws, dated July 31, 2003, are incorporated by reference to Exhibit (b)(5) of Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A, as filed on December 10, 2003.

(c)                                                     Not Applicable.

(d)              (1)                      Amended and Restated Investment Advisory Agreement with Morgan Stanley Investment Management Inc., dated June 1, 2005, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 88 to the Registration Statement on Form N-1A, as filed on January 28, 2009.

(2)                        Investment Sub-Advisory Agreement with Morgan Stanley Investment Management Limited (relating to the International Fixed Income Portfolio), dated April 25, 2006, is incorporated by reference to Exhibit (d)(2) of Post- Effective Amendment No. 82 to the Registration Statement on Form N-1A, as filed on January 30, 2008.

(e)                                                     Distribution Agreement with MAS Fund Distribution, Inc. (now Morgan Stanley Distribution, Inc.), dated May 31, 1997, is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, as filed on July 10, 1998.

(f)                                                       Form of Deferred Compensation Plan, is incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 88 to the Registration Statement on Form N-1A, as filed on January 28, 2009.

(g)              (1)                      Global Custody Agreement between the Funds listed on Attachment A of such Agreement and JPMorgan Chase Bank, N. A. , dated April 12, 2007, is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A, as filed on July 3, 2007.

(2)                        Amendment, dated May 4, 2007, to the Global Custody Agreement between the Funds listed in such Amendment and JP Morgan Chase Bank, N.A., is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A, as filed on July 3, 2007.

(3)                        Amendment, dated November 6, 2007, to the Global Custody Agreement (adding Advisory Portfolio II), is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 88 to the Registration Statement on Form N-1A, as filed on January 28, 2009.

(4)                        Amendment, dated May 9, 2008, to the Global Custody Agreement between the Funds listed in such Amendment and JPMorgan Chase Bank, N. A. is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A, as filed on August 12, 2008.

(h)              (1)                      Amended and Restated Administration Agreement with Morgan Stanley Investment Management Inc., dated November 1, 2004, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A, as filed on January 28, 2011.

(2)                        Transfer Agency and Service Agreement with Morgan Stanley Services Company Inc., dated June 9, 2008, is incorporated by reference to Exhibit (h)(5) of Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A, as filed on January 28, 2011.

(i)                  (1)                      Opinion of Morgan, Lewis & Bockius LLP, dated January 28, 2005, is incorporated by reference to Exhibit (i)(1) of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A, as filed on January 28, 2005.

(2)                        Opinion of Clifford Chance US LLP, dated January 28, 2005, is incorporated by reference to Exhibit (i)(2) of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A, as filed on January 28, 2005.

(3)                        Opinion of Morgan, Lewis & Bockius LLP, dated April 26, 2006 (with respect to the Equities Plus Portfolio), is incorporated by reference to Exhibit (i)(1) of Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A, as filed on April 26, 2006.

(4)                        Opinion of Clifford Chance US LLP, dated April 26, 2006 (with respect to the Equities Plus Portfolio), is incorporated by reference to Exhibit (i)(2) of Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A, as filed on April 26, 2006.

(5)                        Opinion of Morgan, Lewis & Bockius LLP, dated July 19, 2006 (with respect to the Long Duration Fixed Income Portfolio), is incorporated by reference to Exhibit (i)(1) of Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A, as filed on July 19, 2006.

(6)                        Opinion of Clifford Chance US LLP, dated July 19, 2006 (with respect to the Long Duration Fixed Income Portfolio), is incorporated by reference to Exhibit (i)(2) of Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A, as filed on July 19, 2006.

(7)                        Opinion of Morgan, Lewis & Bockius LLP, dated December 21, 2007 (with respect to Class H Shares), is incorporated by reference to Exhibit (i)(1) of Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A, as filed on December 21, 2007.

(8)                        Opinion of Clifford Chance US LLP, dated December 21, 2007 (with respect to Class H Shares), is incorporated by reference to Exhibit (i)(8) of Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A, as filed on December 21, 2007.

(9)                        Opinion of Morgan, Lewis & Bockius LLP, dated January 30, 2008 (with respect to Advisory Portfolio II), is incorporated by reference to Exhibit (i)(9) of Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A, as filed on January 30, 2008.

(10)                  Opinion of Clifford Chance US LLP, dated January 30, 2008 (with respect to Advisory Portfolio II) is incorporated by reference to Exhibit (i)(10) of Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A, as filed on January 30, 2008.

(11)                  Opinion of Morgan, Lewis & Bockius, dated June 3, 2008 (with respect to Class L Shares), is incorporated by reference to Exhibit (i)(11) of Post-Effective Amendment No. 85 to the Registration Statement on Form N-1A, as filed on June 3, 2008.

(12)                  Opinion of Clifford Chance US LLP, dated June 3, 2008 (with respect to Class L Shares), is incorporated by reference to Exhibit (i)(12) of Post-Effective Amendment No. 85 to the Registration Statement on Form N-1A, as filed on June 3, 2008.

(13)                  Opinion of Morgan, Lewis & Bockius LLP, dated August 12, 2008 (with respect to Advisory Portfolio V), is incorporated by reference to Exhibit (i)(11) of Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A, as filed on August 12, 2008.

(14)                  Opinion of Clifford Chance US LLP, dated August 12, 2008 (with respect to Advisory Portfolio V), incorporated by reference to Exhibit (i)(12) of Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A, as filed on August 12, 2008.

(15)                  Consent of Dechert LLP, is incorporated by reference to Exhibit (i)(15) of Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A, as filed on January 28, 2011.

(16)                  Opinion of Dechert LLP. (with respect to the High Yield Portfolio), to be filed by further amendment.

(j)                                                        Consent of Independent Registered Public Accounting Firm, is incorporated by reference to Exhibit (j) of Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A, as filed on January 28, 2011.

(k)                                                     Not Applicable.

(l)                                                        Not Applicable.

(m)            (1)                      Amended and Restated Shareholder Services Plan under Rule 12b-1 relating to Class P Shares, is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A, as filed on January 28, 2011.

(2)                        Shareholder Services Plan under Rule 12b-1 relating to Class H Shares, is incorporated by reference to Exhibit (m)(2) of Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A, as filed on January 28, 2011.

(3)                        Distribution and Shareholder Services Plan under Rule 12b-1 relating to Class L shares, is incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A, as filed on January 28, 2011.

(n)                                                    Amended Rule 18f-3 Multiple Class Plan, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 91 to the Registration Statement on Form N-1A, as filed on January 28, 2011.

(o)                       RESERVED.

(p)              (1)                      Code of Ethics for the Fund is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Morgan Stanley Limited Duration U.S. Government Trust, as filed on September 30, 2010.

(2)                        Code of Ethics for Morgan Stanley Investment Management, dated May 12, 2008, is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 84 to the Registration Statement on Form N-1A, as filed on May 29, 2008.

(q)                                                    Powers of Attorney of Trustees dated September 27, 2011, is incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 93 to the Registration Statement on Form N-1A, as filed on October 12, 2011.

ITEM 29.                PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Provide a list or diagram of all persons directly or indirectly controlled by or under common control with the Fund. For any person controlled by another person, disclose the percentage of voting securities owned by the immediately controlling person or other basis of that person’s control. For each company, also provide the state or other sovereign power under the laws of which the company is organized.

The Fund is not controlled by or under common control with any person.

ITEM 30.                INDEMNIFICATION

State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Fund is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.

Reference is made to Article VI of Registrant’s Amended and Restated By-Laws, dated July 31, 2003, which is incorporated by reference:

Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended.

2

The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, or whether by or in the right of the Trust, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of self-dealing, willful misconduct or recklessness. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

ITEM 31.                BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Describe any other business, profession, vocation or employment of a substantial nature that each investment adviser, and each director, officer or partner of the adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee. (Disclose the name and principal business address of any company for which a person listed above serves in the capacity of director, officer, employee, partner or trustee, and the nature of the relationship.)

Morgan Stanley Investment Management Inc. (the “Adviser”) provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. Listed below are the officers and Trustees of Morgan Stanley Investment Management Inc.

NAME AND POSITION WITH	OTHER SUBSTANTIAL BUSINESS,
MORGAN STANLEY INVESTMENT MANAGEMENT INC.	PROFESSION OR VOCATION

Gregory J. Fleming Managing Director and President	President of MSAM Holdings II, Inc. and Morgan Stanley Smith Barney

Edmond Moriarty Managing Director and Director	Managing Director and Director of Morgan Stanley Services Company Inc. and Morgan Stanley Distribution, Inc.; Director of MSAM Holdings II, Inc.

Christopher O’Dell Managing Director and Secretary	Managing Director and Secretary of Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company Inc.; Secretary of MSAM Holdings II, Inc. and other entities affiliated with the Adviser.

Mary Ann Picciotto Executive Director and Chief Compliance Officer	Chief Compliance Officer of the Morgan Stanley Funds.

Paul Julius Managing Director, Chief Financial Officer and Treasurer	Managing Director, Chief Financial Officer and Treasurer of Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company Inc.; Chief Financial Officer and Treasurer of MSAM Holdings II, Inc.

Arthur Lev Managing Director	President and Principal Executive Officer of the Morgan Stanley Equity and Fixed Income Funds in the Fund Complex; Head of the Long-Only Business Morgan Stanley Investment Management.

James Janover Managing Director and Director	Director of MSAM Holdings II, Inc.

For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-15757) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

3

In addition, the Adviser and the Sub-Adviser act as investment adviser or sub-adviser to several other registered investment companies.

ITEM 32.                PRINCIPAL UNDERWRITERS

(a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the Fund’s securities acts as a principal underwriter, depositor or investment adviser.

Morgan Stanley Distribution, Inc. acts as distributor for the following investment companies:

(1) Active Assets California Tax-Free Trust

(2) Active Assets Government Securities Trust

(3) Active Assets Institutional Government Securities Trust

(4) Active Assets Institutional Money Trust

(5) Active Assets Money Trust

(6) Active Assets Tax-Free Trust

(7) Morgan Stanley California Tax-Free Daily Income Trust

(8) Morgan Stanley European Equity Fund Inc.

(9) Morgan Stanley Flexible Income Trust

(10) Morgan Stanley Focus Growth Fund

(11) Morgan Stanley Global Infrastructure Fund

(12) Morgan Stanley Global Strategist Fund

(13) Morgan Stanley International Fund

(14) Morgan Stanley International Value Equity Fund

(15) Morgan Stanley Limited Duration U.S. Government Trust

(16) Morgan Stanley Liquid Asset Fund Inc.

(17) Morgan Stanley Mid Cap Growth Fund

(18) Morgan Stanley Mortgage Securities Trust

(19) Morgan Stanley Multi Cap Growth Trust

(20) Morgan Stanley New York Municipal Money Market Trust

(21) Morgan Stanley Real Estate Fund

(22) Morgan Stanley Select Dimensions Investment Series

(23) Morgan Stanley Special Growth Fund

(24) Morgan Stanley Tax-Free Daily Income Trust

(25) Morgan Stanley U.S. Government Money Market Trust

(26) Morgan Stanley U.S. Government Securities Trust

(27) Morgan Stanley Variable Investment Series

(28) The Universal Institutional Funds, Inc.

(29) Morgan Stanley Institutional Fund, Inc.

(30) Morgan Stanley Institutional Liquidity Funds

(b) Provide the information required by the following table for each director, officer or partner of each principal underwriter named in answer to Item 19.

The principal address for Morgan Stanley Distribution, Inc. and each director, officer or partner listed below is 100 Front Street, Suite 400, West Conshohocken, PA 19428-2899.

NAME AND PRINCIPAL BUSINESS	POSITIONS AND OFFICES WITH	POSITIONS AND OFFICES WITH
ADDRESS	UNDERWRITER	REGISTRANT

Lisa Jones	President and Director	None

Edmond Moriarty	Director	None

Paul Julius	Chief Financial Officer and Treasurer	None

Christopher O’Dell	Secretary	None

Keraya Jefferson	Chief Compliance Officer	None

Gina Gallagher	Chief Anti-Money Laundering Officer	None

Joseph D. Auria	Financial and Operations Principal	None

4

(c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by each principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person.

Not applicable.

ITEM 33.                LOCATION OF ACCOUNTS AND RECORDS

State the name and address of each person maintaining physical possession of each account, book, or other document required to be maintained by section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section.

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

(records relating to its function as custodian)

Morgan Stanley Services Company Inc.

Harborside Financial Center

201 Plaza Two

Jersey City, NJ 07311

(records relating to its functions as sub-administrator, transfer agent and dividend disbursing agent)

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

(records relating to its function as investment adviser)

ITEM 34.                MANAGEMENT SERVICES

Provide a summary of the substantive provisions of any management-related service contract not discussed in Part A or part B, disclosing the parties to the contract and the total amount paid and by whom for the Fund’s last three fiscal years.

Not applicable.

ITEM 35.                UNDERTAKINGS

In initial registration statements filed under the Securities Act, provide an undertaking to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if the Fund intends to raise its initial capital under section 14(a)(3) [15 U.S.C. 80a-14(a)(3)].

(a) Not applicable.

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 94 to the Registration Statement No. 811-03980 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 21st day of November 2011.

MORGAN STANLEY INSTITUTIONAL FUND TRUST

/s/ Arthur Lev

Arthur Lev
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 94 has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

(1) Principal Executive Officer	President and Principal Executive Officer	November 21, 2011

/s/ Arthur Lev
Arthur Lev

(2) Principal Financial Officer	Principal Financial Officer	November 21, 2011

/s/ Francis J. Smith
Francis J. Smith

(3) Majority of the Trustees

Independent TrusteeS
Frank L. Bowman	Michael F. Klein
Michael Bozic	Michael E. Nugent
Kathleen A. Dennis	W. Allen Reed
Manuel H. Johnson	Fergus Reid
Joseph J. Kearns

/s/ Carl Frischling		November 21, 2011
By: Carl Frischling
Attorney-In-Fact for the Independent Trustees

Interested Trustee

James F. Higgins

/s/ Stefanie V. Chang Yu	November 21, 2011
By: Stefanie V. Chang Yu
Attorney-In-Fact for the Interested Trustee